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ACORN ART, COLUMN ART, GRADUATION CAP ART, HAND SHAKE ART

GALAXY FUNDS

GALAXY TAXABLE BOND FUNDS

GALAXY SHORT-TERM BOND FUND

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GALAXY CORPORATE BOND FUND

GALAXY HIGH QUALITY BOND FUND

ANNUAL REPORT
October 31, 2001

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GALAXY FUNDS LOGO

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                           THE GALAXY FAMILY OF FUNDS

                                 Privacy Notice

      The Galaxy Family of Funds, comprised of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II, recognizes and respects the privacy concerns of our customers(1). We provide this notice to you so that you will be aware of the kinds of information we collect and the circumstances under which that information may be disclosed to third parties.

      We collect nonpublic personal information about you from the following sources:

      (BULLET) Information received from you on account applications or other forms;

      (BULLET) Information about your transactions with us, our affiliates, or others;

      (BULLET) Information received from you in written, telephonic or electronic communications with us, our affiliates or others;

      (BULLET) Information received from a consumer reporting agency; and

      (BULLET) Information received from public sources, such as telephone numbers.

      We may disclose all of the information described above that we collect.

      We may disclose nonpublic personal information about you to the following types of third parties affiliated with The Galaxy Family of Funds:

      (BULLET) Financial service providers, such as retail banking, mortgage banking, credit card, brokerage and insurance companies.

      You may prohibit the sharing of nonpublic personal information about you with such affiliated third parties. Simply mail a written request with your name, address and account number(s) to the following address, The Galaxy Funds, P.O. Box 6520, Providence, RI 02940-6520, or call the following toll-free number 1-877-289-4252. If you make such a request, it will apply to all of your accounts. If you have a joint account, a request by one party will apply to the entire account.

      Your request will not impact existing relationships you may have with Fleet National Bank and its affiliates, such as a Galaxy IRA, Galaxy Access account or Fleet One account.

      We may also disclose nonpublic personal information about you to nonaffiliated third parties if you request or authorize such disclosure, if such disclosure is permitted by law (such as sharing information with companies who maintain or service customer accounts), or if such disclosure is made pursuant to a joint agreement with another company or another financial institution that provides marketing services on our behalf.

      If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

      We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

      In the event that you hold shares of The Galaxy Family of Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

---------------------------
(1) For purposes of this notice, the terms "customer" or "customers" include individuals who provide nonpublic personal information to The Galaxy Family of Funds, but do not invest in shares of the Funds.

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CHAIRMAN'S MESSAGE

Dear Galaxy Taxable Bond Fund Shareholder:

      Enclosed is the annual report for the Galaxy Taxable Bond Funds for the fiscal year ended October 31, 2001. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. ("FIA") managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2001 appear at the end of the report.

      During the 12-month reporting period, new political uncertainties following the terrorist attacks of September 11 added to earlier investor concerns about weakness in the economy. In this environment, the Federal Reserve Board (the "Fed") cut short-term interest rates sharply, and the yields for some fixed income securities fell to their lowest levels in several decades. Many near-term market shifts were quite dramatic, particularly at the end of the reporting period.

      Given the economic and political uncertainties that remain, the financial markets may experience even greater volatility in months to come. However, as discussed in the Market Overview, FIA believes there are many economic stimuli in place or on the horizon that could lead to significantly stronger growth in 2002 or 2003. If you're investing to pursue longer term goals, it may make sense to stick with your long-range portfolio strategy.

      Now, more than ever, portfolio diversification is especially important - both by asset class and by sectors within those classes. While fixed income securities may add stability to your total returns, most successful long-term investment strategies also include growth-oriented assets like stocks. Because it's difficult to identify the precise timing of an economic recovery, you may find it helpful to use the time-tested strategy of "dollar cost averaging" for your investments. Investing the same amount of money in a stock or bond fund at regular intervals can help you buy more shares when prices are low and fewer shares when prices are high. This may significantly enhance your returns over time. Of course, dollar cost averaging does not assure a profit or protect you against a loss in declining markets. Also, because such plans involve continuous investments - regardless of fluctuating share prices - you should consider your financial ability to make purchases through periods of high and low prices.

      If you have questions about the information in this report, or would like more information on any of the Galaxy Funds, please contact the Galaxy Information Center toll-free at 1-877-289-4252 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,


/S/ SIGNATURE
Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

[begin sidebar]

MUTUAL FUNDS:


(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED

(BULLET) ARE NOT OBLIGATIONS OF OR GUARANTEED BY, ANY BANK

(BULLET) ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
         PRINCIPAL AMOUNT INVESTED

[end sidebar]

--------------------------------------------------------------------------------
MARKET OVERVIEW

BOND MARKET OVERVIEW
BY FLEET INVESTMENT ADVISORS INC.

      In the 12 months ended October 31, 2001, economic activity deteriorated, causing the Fed to cut short-term interest rates by 400 basis points (4.00%). Due to their greater sensitivity to actions by the Fed, fixed income securities with shorter maturities experienced the sharpest drop in yields and the greatest increase in prices. Because the decline in yields was smaller for longer term issues, the yield curve steepened. Although corporate bonds underperformed government issues at the beginning and end of the reporting period, the Fed's aggressive monetary policy generated some optimism for the long-term economic outlook, which helped corporates outperform government issues in the intervening months.

      As always, we maintained well-diversified portfolios for the Galaxy Taxable Bond Funds that helped us make the most of changing conditions within individual fixed income sectors. By also giving somewhat greater weight to issues with stronger credit quality, we helped the Funds earn competitive returns during the period.

THE LONG-EXPECTED SLOWDOWN ARRIVES

      When the reporting period began on November 1, 2000, the yield for 30-year Treasury bonds was 5.78%, versus 5.83% for five-year issues. With longer maturities yielding less than shorter term issues, the yield curve for Treasury securities was "inverted." The annual rate of inflation was a moderate 3.40% at this time, and economic growth was slowing. For the fourth quarter of 2000 as a whole, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.90%, versus 1.30% in the third quarter of 2000.

      With signs that economic growth would slow more quickly than expected, the Fed unexpectedly cut the Fed Funds rate at the start of 2001 and also signaled a bias toward further cuts in short-term rates. In response, the yield curve "disinversion" that had occurred several months earlier turned to an obvious steepening. With the economic slowdown apparently confined to the manufacturing and "new economy" sectors, and the Fed in an easing campaign that would eventually stabilize growth, many fixed income investors expected to see signs of a recovery by mid-year. As a result, demand for corporate bonds soared, giving investment-grade corporates their best six-month returns in 10 years. After significantly underperforming high quality corporates for much of 2000, lower quality issues outperformed in the first half of 2001.

      GDP growth did remain weak in the first and second quarters of 2001, improving at annualized rates of 1.30% and 0.30%, respectively. Monetary policy remained in overdrive, with the Fed slashing short-term rates by a total of 275 basis points during this time. Although additional cuts were expected in months to come, the Fed then signaled that the easing cycle would slow.

      By August, however, many of the industry sectors that stabilized the economy began to show signs of weakening. Investors were further disappointed as the Fed cut short-term rates by just 25 basis points during the summer. As the terrorist attacks of September 11 eroded consumer confidence, economic concerns continued to deepen. Addressing this shock to the economy, the Fed cut interest rates another 50 basis points as the markets re-opened on September 17. With another 50 basis point rate cut in October, the Fed Funds rate fell to 3.00%, its lowest level since 1992.

      After September 11, the flight to quality by investors was extreme, which sent yields for short-term Treasury issues plummeting and caused corporate bonds to significantly underperform. The yields on 30-year Treasuries rose in this climate, as the market began to price in the effect of the terrorist attacks on a shrinking federal budget surplus. Within a few days, the yield curve steepened another 100 basis points. The drop in yields for longer term issues was accentuated by a decline in inflation expectations to historic lows as economic growth collapsed. After outperforming from January through early September, corporates underperformed after September 11. This underperformance, combined with that at the beginning of the reporting period, caused corporates to underperform slightly for the period as a whole.

ADJUSTING FOR SLOWER GROWTH

      During the reporting period, the Galaxy Taxable Bond Funds benefited from an increased emphasis on short- and intermediate-term issues, as well as changes in their asset mixes that made the most of changing economic expectations.

      At the end of 2000, when a deteriorating economic outlook favored bonds with strong credit quality, we increased positions in Treasury securities and issues of U.S. government agencies. Within the corporate sector, we emphasized issues with top credit ratings and reduced holdings from economically sensitive industries. When a brightening economic outlook helped corporates rebound in January and April of 2001, increased weightings in that sector enhanced both price gains and yields for the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund, and the Galaxy High Quality Bond Fund. In the Galaxy

[begin sidebar]

"ALTHOUGH CORPORATE BONDS UNDERPERFORMED GOVERNMENT ISSUES AT THE BEGINNING AND END OF THE REPORTING PERIOD, THE FED'S AGGRESSIVE MONETARY POLICY GENERATED SOME OPTIMISM FOR THE LONG-TERM ECONOMIC OUTLOOK, WHICH HELPED CORPORATES OUTPERFORM GOVERNMENT ISSUES IN THE INTERVENING MONTHS."

[end sidebar]
                                        2

[begin sidebar]

"WHILE IT IS NOW CLEAR THAT A RECESSION IS UNDERWAY, THE FED CONTINUES TO INDICATE THAT IT WILL PROVIDE WHATEVER RATE CUTS MAY BE NEEDED TO GET THE ECONOMY BACK ON TRACK."

[end sidebar]

Corporate Bond Fund, we sold individual corporates that outperformed during this time to lock in profits from that sector.

      We selectively purchased corporates for all the Galaxy Taxable Bond Funds in the months that followed, as the events of September 11 and other near-term economic setbacks weakened prices in the sector. As long-term yields became especially attractive versus short-term yields, we gave greater attention to longer maturities.

ANTICIPATING A STRONGER ECONOMY

  While it is now clear that a recession is underway, the Fed continues to indicate that it will provide whatever rate cuts may be needed to get the economy back on track. With lower rates, lower energy prices, and a fiscal stimulus package from Congress, we believe GDP growth could be back in positive territory by the second half of 2002. If improvement in the economy is gradual, as we believe it will be, inflation should remain modest in months to come. Absent further damage to the economy, we believe a healthy recovery will emerge over the next 12 to 24 months.

      Although bond yields may decline further with additional economic weakness, yields are now near historic lows and are likely to bottom soon. Once it looks like yields are set to increase and the economy shows signs of improvement, we plan to shorten the Funds' maturity structures and broaden our sector allocations to enhance yield and position the Funds for a better economic environment.

      With the prices for mortgage-backed securities now quite attractive due to the recent increase in home loan prepayments as a result of lower interest rates, we will probably increase investments in mortgages as rates firm. We also expect to look for further investment opportunities in corporate bonds, which will likely outperform as the economic outlook improves.

PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

                                                                  10 YEARS/
AS OF OCTOBER 31, 2001           1 YEAR           5 YEARS       LIFE OF FUND***
--------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)        4.43%             4.92%            5.06%
--------------------------------------------------------------------------------
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)          8.09              6.05             5.98
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 12/14/90)        8.98              6.29             6.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*

AS OF OCTOBER 31, 2001          1 YEAR           5 YEARS        LIFE OF FUND
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)        9.00%              N/A             4.32%
--------------------------------------------------------------------------------


* Return figures for Retail A Shares have been restated to include the effect of the maximum 4.75% front-end sales charge, which became effective on January 1, 2001. Return figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge.

** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.

*** Return figures shown are average annual total returns for the 10 years ended October 31, 2001 for the Intermediate Government Income and High Quality Bond Funds and for the period from inception through October 31, 2001 for the Short-Term Bond Fund.

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PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES


                                                                                        10 YEARS/
AS OF OCTOBER 31, 2001                                          1 YEAR   5 YEARS   LIFE OF FUND(DAGGER)
-------------------------------------------------------------------------------------------------------
Short-Term Bond Fund (INCEPTION DATE 12/30/91)                   9.89%     6.19%          5.76%
-------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund (INCEPTION DATE 9/1/88)     13.84      7.38           6.66
-------------------------------------------------------------------------------------------------------
Corporate Bond Fund (INCEPTION DATE 12/12/94)                   13.99      6.97           7.74
-------------------------------------------------------------------------------------------------------
High Quality Bond Fund (INCEPTION DATE 12/14/90)                14.73      7.51           7.60
-------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


                                                                                                     10 YEAR/         10 YEAR/
                                1 YEAR           1 YEAR            5 YEAR            5 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF OCTOBER 31, 2001      CHARGE DEDUCTED CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)          8.89%            3.89%             5.24%             4.75%            5.01%            4.72%
----------------------------------------------------------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)         12.64            7.64               N/A               N/A             5.53             4.32
----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)          13.70            8.70              6.68              6.21             6.09             5.82
----------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES***

                                1 YEAR           1 YEAR            5 YEAR            5 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF OCTOBER 31, 2001      CHARGE DEDUCTED CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)        13.65%            8.65%              N/A               N/A             5.30%            4.39%
----------------------------------------------------------------------------------------------------------------------------------



(DAGGER)Return figures shown are average annual total returns for the 10 years ended October 31, 2001 for the Intermediate Government Income and High Quality Bond Funds and for the period from inception through October 31, 2001 for the Short-Term Bond and Corporate Bond Funds.

*       As if shares were redeemed at end of period.

** Return figures for Retail B Shares have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares after six years. Retail B Shares of the High Quality Bond Fund issued in connection with The Pillar Funds reorganization ("Pillar Retail B Shares") (i) are subject to a 5.50% contingent deferred sales charge if shares are redeemed within the first year after purchasing the Pillar Fund Class B Shares held prior to the reorganization, decreasing to 5.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares eight years after purchasing the Pillar Fund Class B Shares held prior to the reorganization. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 and for Pillar Retail B Shares may be different than those shown above.

*** Prime B Shares (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Prime A Shares after eight years.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

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PORTFOLIO REVIEWS

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GALAXY FUNDS LOGO

GALAXY SHORT-TERM BOND FUND

BY THE TAXABLE BOND PORTFOLIO
MANAGEMENT TEAM

      As yields for shorter maturities fell sharply over the year ended October 31, 2001, and the yield curve steepened, the Galaxy Short-Term Bond Fund benefited from its focus on shorter maturity issues. Of further help were an emphasis on strong credit quality and trades that helped to maximize yields as interest rates declined. With these strategies, the Fund earned returns for the 12-month reporting period that compared favorably with those of its market benchmarks.

      For the 12 months ended October 31, 2001, the Fund's Trust Shares earned a total return of 9.89% and its Retail A Shares had a total return of 9.62% before deducting the maximum 4.75% front-end sales charge. Over the same time, the Fund's Retail B Shares had a total return of 8.89% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      During this 12-month period, the short-term bond funds tracked by Lipper Inc. ("Lipper") earned an average total return of 9.93%, and the Lehman Brothers One to Three Year Government Bond Index had a total return of 11.36%.

      On October 31, 2001, when the reporting period ended, the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 3.79%. On the same date, the 30-day SEC annualized yields for Retail A Shares and Retail B Shares of the Fund were 3.34% and 2.91%, respectively.

SEIZING MARKET OPPORTUNITIES

      At the end of 2000, when short-term yields were declining faster than long-term yields, the Galaxy Short-Term Bond Fund benefited by holding issues with maturities of two to three years. With investors concerned about the impact of slower growth on corporate earnings, a continued emphasis on investments with high credit quality also enhanced returns - along with increased investments in asset-backed and mortgage-backed securities, whose yields were particularly attractive at that time.

      In the first months of 2001, as spreads between the yields for Treasuries and other fixed income issues narrowed, additions of high quality corporate debt and asset-backed securities helped to boost returns. To make these purchases, we used proceeds from maturing mortgage-backed securities and the sale of Treasury bonds. With the continued steepening of the yield curve in April, we enhanced returns by purchasing issues with maturities of three to five years.

      In June, we briefly increased investments in shorter maturities so that we could move more quickly into better-yielding issues if interest rates bottomed, which we expected. With continued sluggishness in the economy, the shock of the September 11 terrorist attacks, and further rate cuts, however, we turned our attention again to longer maturities. Additions of Treasuries provided further benefit during the recent flight to quality - along with the reduced position in mortgage-backed securities, as falling interest rates increased home loan prepayments.

PREPARING FOR YIELDS TO BOTTOM

      Since September 11, we have found selected investment opportunities in corporate bonds, whose prices became especially attractive. We believe the corporate sector could outperform in the months to come if the market continues to believe the current economic downturn will be relatively mild. Expecting an improved outlook to bring a bottom in yields, we may soon move into shorter-term issues so that we can take full advantage of any increase in yields that may occur.

THE TAXABLE BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC. MANAGES THE GALAXY SHORT-TERM BOND FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

GALAXY SHORT-TERM BOND FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LEHMAN BROTHERS
                 ONE TO THREE YEAR
                  GOVERNMENT BOND
                      INDEX           TRUST SHARES        RETAIL A    RETAIL B
       12/30/91       10,000             10,000             9,525
       10/31/92       10,552             10,521            10,020
       10/31/93       11,178             11,256            10,720
       10/31/94       11,315             11,181            10,647
       10/31/95       12,327             12,249            11,635      10,000
       10/31/96       12,927             12,850            12,173       9,717
       10/31/97       13,921             13,592            12,859      10,325
       10/31/98       14,971             14,501            13,684      10,937
       10/31/99       15,450             14,888            14,016      11,140
     10/31/2000       16,340             15,787            14,823      11,817
     10/31/2001       18,263             17,348            16,249      12,986


GALAXY SHORT-TERM BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS ...............................   5%
REPURCHASE AGREEMENT ........................  11%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES .  21%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ......  23%
CORPORATE NOTES AND BONDS ...................  39%
CERTIFICATES OF DEPOSIT &
  NET OTHER ASSETS AND LIABILITIES ..........   1%

* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

[GRAPHIC OMITTED]
MARIE SCHOFIELD PIC

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.

      During the fiscal year ended October 31, 2001, when the yield curve steepened significantly and intermediate maturities outperformed, the Galaxy Intermediate Government Income Fund benefited from its focus on this sector. With frequent changes in the economic outlook, near-term shifts in the mix of the Fund's assets further enhanced returns. Of added benefit was the Fund's focus on government securities, which outperformed as deteriorating economic conditions prompted investors to seek securities with higher credit quality.

      For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of 13.84%. Over the same time, the Fund's Retail A Shares had a total return of 13.52% before deducting the maximum 4.75% front-end sales charge and its Retail B Shares had a total return of 12.64% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 3 for total returns after deducting the front-end charge and the chart on page 4 for total returns after deducting the contingent deferred sales charge.)

      Those returns compare with an average return of 13.39% for the intermediate U.S. government bond funds tracked by Lipper, and total returns of 14.56% for the Lehman Brothers Aggregate Bond Index and 14.25% for the Lehman Brothers Government/Credit Intermediate Bond Index. As of October 31, 2001, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, and Retail B Shares were 4.16%, 3.70%, and 3.10%, respectively.

A CHANGEABLE ECONOMIC CLIMATE

      At the start of the reporting period on November 1, 2000, the Fund's portfolio had a duration that was slightly longer than that for the Lehman benchmarks. We were shifting from a "barbelled" maturity structure that emphasized short- and long-term issues to a greater focus on issues with maturities of 5 to 10 years. This shift in strategy improved returns as intermediate-term issues outperformed in the final months of 2000. Of further benefit during this time was an underweighting in corporate bonds, especially debt of companies with added economic sensitivity, in favor of the better-performing government agency and mortgage-backed sectors.

      The greater emphasis on intermediate-term issues continued to serve the Fund well in the first half of 2001, as rate cuts further favored that

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

sector and duration positioning was shortened to neutral versus the Fund's benchmarks. Although additions to the corporate sector - which outperformed at this time - benefited the Fund's returns, our overall emphasis on higher quality investments caused the Fund to lag its benchmarks. In the corporate sector, we added debt from consumer non-durable firms, as well as debt of financial firms, which has historically outperformed when short-term rates fall and the yield curve steepens. Still cautious about credit quality, we also added issues of energy companies and high quality industrial issues. Toward the end of the second quarter, as our expectations for an economic recovery grew with the dramatic decline in short-term rates, we began to buy longer-term corporate issues.

      We continued to increase investments in corporates during the last four months of the reporting period, remaining underweighted in corporates as we had throughout the fiscal year. We also began to add investments in mortgage-backed securities, which could outperform as interest rates stabilize in months to come. Because the terrorist attacks of September 11 changed investor perceptions of economic recovery into expectations for a near-term recession and made further rate cuts more likely, we maintained our neutral duration positioning and our emphasis on intermediate-term issues. That positioning, in combination with our higher quality orientation, benefited the Fund's performance during this unsettling period.

WAITING FOR CLEAR SIGNS OF RECOVERY

      As we look for additional opportunities to benefit from an improving economic outlook in the corporate sector, we will watch for near-term downgrades in company credit ratings and remain focused on issues with strong credit quality. Although we believe that most of the cuts in interest rates are behind us, we do not expect a reversal in the Fed Funds rate any time soon. We believe that the Fed will wait until concrete signs of recovery are evident before shifting monetary policy to neutral. In this environment of changing expectations for economic growth, fixed income yields should remain volatile. Once we feel the recovery is on solid footing, we plan to shorten the Fund's duration and reposition the Fund for a cyclical rise in interest rates.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

GROWTH OF $10,000 INVESTMENT*


                            [GRAPHIC OMITTED]
       EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LEHMAN BROTHERS     LEHMAN BROTHERS
            AGGREGATE BOND INTERMEDIATE GOVERNMENT/  TRUST
                 INDEX         CREDIT BOND INDEX    SHARES    RETAIL A  RETAIL B
     9/1/88     10,000               10,000         10,000      9,525
   10/31/88     10,419               10,400         10,390      9,895
   10/31/89     11,658               11,663         11,451     10,907
   10/31/90     12,394               12,305         11,687     11,132
   10/31/91     14,354               14,195         13,482     12,841
   10/31/92     15,766               15,688         14,958     14,247
   10/31/93     17,637               17,827         16,014     15,316
   10/31/94     16,990               17,000         15,310     14,639
   10/31/95     19,649               19,747         17,329     16,520
   10/31/96     20,797               20,813         18,022     17,111
   10/31/97     22,647               22,647         19,376     18,365
   10/31/98     24,761               24,974         20,732     20,059    10,000
   10/31/99     24,893               24,808         21,038     19,836     9,353
 10/31/2000     26,711               26,576         22,572     21,226    10,053
 10/31/2001     30,600               28,349         25,696     24,096    11,351


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS ................................  6%
ASSET-BACKED SECURITIES ......................  7%
CORPORATE NOTES AND BONDS .................... 17%
MORTGAGE-BACKED SECURITIES ................... 27%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ....... 41%
MUNICIPAL SECURITY, REPURCHASE AGREEMENT &
   NET OTHER ASSETS AND LIABILITIES ..........  2%

* SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER

[GRAPHIC OMITTED]
DAVID LINDSAY PIC

DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.


      During a period when corporate bonds outperformed government issues and intermediate maturities outperformed longer term bonds, the Galaxy Corporate Bond Fund benefited from its usual focus on the corporate and intermediate sectors. In a climate where the economic outlook changed frequently, a well-diversified mix of investments also enhanced returns and helped the Fund perform well against its market benchmarks.

      For the 12 months ended October 31, 2001, Trust Shares of the Galaxy Corporate Bond Fund earned a total return of 13.99%. That compares to an average total return of 13.37% for the intermediate investment-grade bond funds tracked by Lipper and a total return of 14.25% for the Lehman Brothers Intermediate Government/ Credit Bond Index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.19%.

ADAPTING TO SLOWER GROWTH

      When slower economic growth caused corporate bonds to underperform issues with better credit quality at the end of 2000, the Fund benefited from sizable investments in Treasury bonds, mortgage-backed securities, asset-backed securities, and issues of U.S. government agencies. Of further help was our emphasis on corporates with above-average credit ratings and a reduction in holdings from economically sensitive industry sectors.

      As the Fed's rate cuts improved the economic outlook in the early months of 2001, helping corporate bonds to outperform in January and April, we took profits in corporates and asset-backed securities that had made sizable gains. Believing that considerable economic uncertainty remained, we used the proceeds from those sales, along with new money that came into the Fund, to add Treasury bonds. During this time, we also took advantage of attractive opportunities in high quality corporates from the energy, banking, food, and construction sectors.

      As further economic weakness brought attractive investment opportunities in corporates during the summer and fall, we made selected purchases of issues in economically defensive sectors. While we continued to focus on corporates with high credit quality, we also took advantage of opportunities in a few lower quality issues whose prices were particularly attractive. Throughout the year, we seized opportunities in high quality Yankee bonds, which are dollar-denominated obligations issued in the U.S. by foreign entities.

      During the year, we maintained our emphasis on intermediate-term issues, which enjoyed a proportionately larger share of the price gains for bonds as short- and intermediate-term yields declined more sharply than long-term yields. Within the intermediate range, we made near-term shifts in the Fund's maturity structure to pick up added yield when opportunities became available.

CORPORATE PRICES NOW ATTRACTIVE

      Now that the prices of corporates are more attractive, we may further increase the Fund's corporate position. If lower interest rates - and other economic stimuli that are in the pipeline - produce a recovery in 2002, as we expect, corporates could outperform once again. As signs for a recovery increase, we plan to shift into industry sectors with greater economic sensitivity and may also add attractively priced issues with lower ratings. With greater stability in interest rates, we may increase investments in mortgage-backed securities, whose prices recently have become especially attractive.

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND

GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               LEHMAN BROTHERS
          INTERMEDIATE GOVERNMENT/
              CREDIT BOND INDEX    TRUST SHARES
   12/12/94        10,000              10,000
   10/31/95        11,637              11,385
   10/31/96        12,265              11,954
   10/31/97        13,345              12,858
   10/31/98        14,717              14,011
   10/31/99        14,619              13,896
 10/31/2000        15,661              14,686
 10/31/2001        17,234              16,707


GALAXY CORPORATE BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS, REPURCHASE AGREEMENT &
   NET OTHER ASSETS AND LIABILITIES .......   4%
ASSET-BACKED SECURITIES ...................   4%
CORPORATE NOTES AND BONDS .................  64%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ....  28%

* SINCE INCEPTION ON 12/12/94. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER

[GRAPHIC OMITTED]
MARIE SCHOFIELD PIC

MARIE SCHOFIELD HAS MANAGED THE GALAXY HIGH QUALITY BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.

      During the fiscal year ended October 31, 2001, when the yield curve was steepening and investors generally expected economic conditions might deteriorate, the Galaxy High Quality Bond Fund benefited from an emphasis on high quality corporate bonds and intermediate-term issues.

      For the 12 months ended October 31, 2001, the Fund's Trust Shares earned a total return of 14.73%. Over the same time, its Retail A Shares had a total return of 14.45% before deducting the maximum 4.75% front-end sales charge, and its Retail B Shares had a total return of 13.70% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of 14.48% before deducting the maximum 4.75% front-end sales charge, and its Prime B Shares had a total return of 13.65% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 3 for total returns after deducting the applicable front-end charge and the charts on page 4 for total returns after deducting the applicable contingent deferred sales charge.)

      Over the same 12-month period, the A-rated corporate bond funds tracked by Lipper had an average total return of 13.61%, and the Lehman Brothers Government/Credit Bond Index had a total return of 15.32%. On October 31, 2001, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares were 4.50%, 4.07%, 3.63%, 4.07% and 3.54%, respectively.

POSITIONING FOR A RECOVERY

      At the start of the fiscal year in November 2000, the Fund had a duration that was longer than that of its market benchmark - in keeping with our expectation for falling interest rates. We were also reducing the "barbelled" maturity structure, which had been in place for much of the prior period, in favor of intermediate-term issues with maturities of 5 to 10 years. Due to our expectation that slower economic growth would strain corporate earnings and credit quality, we focused on high quality corporate debt and government agency debt at this time. These changes helped enhance the Fund's returns in the final months of 2000 as government and high quality corporate issues outperformed - along with intermediate maturities.

      In the first months of 2001 - as the Fed signaled that a large easing cycle was underway, serving to underpin the weakening economy - the longer-term outlook for both the economy and the corporate bond market improved. In this environment we reduced our duration positioning to neutral versus the Fund's benchmark. Shortly into 2001, we began to take advantage of selected investment opportunities in less cyclical corporate issues, which were considered defensive in light of the economic downturn. We added debt from

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS

the consumer non-durable sector - as well as the financial sector, which has historically outperformed when short-term rates fall and the yield curve steepens. Still cautious about credit quality, we also added attractively priced issues of energy companies and high quality industrial issues. Because the best-performing issues during this time were lower quality, high yield bonds - which had underperformed by the widest margin the year before - our emphasis on high quality issues caused the Fund to underperform its benchmark during this time.

      As the Fed continued to ease aggressively in the second quarter of 2001, and market expectations grew for an economic recovery in the second half of the year, we made selective purchases of investment-grade corporates with lower credit ratings, as well as issues from economically sensitive sectors. With the expectation that the Fed might be close to the end of its easing cycle, we also shortened our duration positioning further.

      Corporates moderately outperformed until the terrorist attacks of September 11, which prompted a dramatic flight to quality. As risk premiums skyrocketed, the corporate bond market suffered one of its most dramatic setbacks since 1998. Even long-term governments weakened at the expense of short-term Treasuries, which became the investment vehicle of choice. Monetary policy was then thrust into high gear, as the Fed tried to cushion the blow to the financial system. In light of these new risks, possible disruptions to the financial markets, and potential challenges to monetary policy, we moved duration positioning back to neutral at this point. Our emphasis on intermediate-term issues, which generally benefit as the yield curve steepens, along with our stable quality orientation, helped the Fund outperform during this time.

CAUTIOUS APPROACH TO CONTINUE

      Although we expect gradual economic improvement in 2002, and plan to make further purchases of corporates that can benefit from a recovery, we remain concerned about possible near-term downgrades in credit quality. Due to our expectations for continued economic uncertainty in the near-term, we do not plan to increase positions in the lower quality investment grade sectors any time soon. In addition, we have postponed any shortening in the Fund's duration until late in 2001 or the first quarter of 2002.

GALAXY HIGH QUALITY BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS ...............................   6%
ASSET-BACKED SECURITIES .....................   8%
MORTGAGE-BACKED SECURITIES ..................  13%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS ......  31%
CORPORATE NOTES AND BONDS ...................  39%
MUNICIPAL SECURITIES, REPURCHASE AGREEMENT &
   NET OTHER ASSETS AND LIABILITIES .........   3%

GALAXY HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LEHMAN BROTHERS
            GOVERNMENT     TRUST
        CREDIT BOND INDEX  SHARES    RETAIL A  RETAIL B    PRIME A   PRIME B

   12/14/90   10,000       10,000       9,525
   10/31/91   11,291       11,003      10,480
   10/31/92   12,478       12,139      11,562
   10/31/93   14,180       14,037      13,368
   10/31/94   13,522       12,859      12,244
   10/31/95   15,707       15,259      14,505    10,000
   10/31/96   16,554       15,939      15,120     9,626
   10/31/97   18,013       17,271      16,362    10,483
   10/31/98   19,864       19,084      18,056    11,541     9,525     10,000
   10/31/99   19,732       18,602      17,576    11,170     9,269      9,197
  0/31/2000   21,139       19,955      18,813    11,999     9,918      9,903
 10/31/2001   24,377       22,896      21,531    13,772    11,354     11,375

* SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES AND PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR PRIME B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGES (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THOSE SHOWN. SEE "PERFORMANCE AT-A-GLANCE - AVERAGE ANNUAL TOTAL RETURNS - RETAIL B SHARES" ON PAGE 4. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DOES NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while you pursue your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of most shareholders. Diversification does not eliminate the risk of loss in a declining market.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class). Please see the Funds' prospectuses for details on this service.

CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or about your account.

24-HOUR ACCESS TO ACCOUNT INFORMATION

24 hours a day, seven days a week, our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-289-4252 for information on initial purchases and current performance.

--------------------------------------------------------------------------------
CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PFPC DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

--------------------------------------------------------------------------------

[begin sidebar]

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE YOU PURSUE YOUR GOALS."

[end sidebar]
                                       11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

[begin sidebar]

      TRUSTEES
        AND
  EXECUTIVE OFFICERS

 Dwight E. Vicks, Jr.
 CHAIRMAN AND TRUSTEE

   John T. O'Neill
 PRESIDENT, TREASURER
    AND TRUSTEE

   Louis DeThomasis,
    F.S.C., Ph.D.
      TRUSTEE

   Kenneth A. Froot
      TRUSTEE

   Donald B. Miller
      TRUSTEE

    James M. Seed
      TRUSTEE

  Bradford S. Wellman
   EMERITUS TRUSTEE

  William Greilich
   VICE PRESIDENT

     W. Bruce
   McConnel, Esq.
     SECRETARY


 INVESTMENT ADVISOR
  Fleet Investment
   Advisors Inc.
 100 Federal Street
  Boston, MA 02110

    DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA, 19406

   ADMINISTRATOR
     PFPC Inc.
4400 Computer Drive
Westborough, MA 01581-5108

     AUDITOR
  Ernst & Young LLP
 200 Clarendon Street
  Boston, MA 02116

    LEGAL COUNSEL
Drinker Biddle & Reath LLP
   One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

[end sidebar]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-289-4252. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                   This report was printed on recycled paper.

                               [GRAPHIC OMITTED]
                                  RECYCLE ART

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

   PAR VALUE                                             VALUE
  ----------                                           ---------


CORPORATE NOTES AND BONDS - 38.94%

                COMMUNICATIONS - 7.25%

 $1,750,000     AOL Time Warner, Inc.
                6.13%, 04/15/06..................  $   1,826,314
  1,250,000     France Telecom

                7.20%, 03/01/06 (A)..............      1,335,944
  2,000,000     Qwest Corp.
                7.63%, 06/09/03..................      2,098,886
  1,000,000     Sprint Capital Corp.
                6.00%, 01/15/07 (A)..............        995,140
  1,250,000     Sprint Capital Corp., MTN

                3.86%, 11/15/01 (B)..............      1,250,501
  2,400,000     WorldCom, Inc.
                6.50%, 05/15/04..................      2,492,062
                                                   -------------
                                                       9,998,847
                                                   -------------

                AUTOMOBILE FINANCE - 6.36%

  1,000,000     Associates Corp. of North America
                Senior Note

                5.50%, 02/15/02..................      1,008,354
  2,500,000     Associates Corp. of North America
                Senior Note

                5.75%, 11/01/03..................      2,621,472
  2,500,000     Ford Motor Credit Co.
                6.88%, 02/01/06..................      2,561,382
  2,500,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..................      2,585,042
                                                   -------------
                                                       8,776,250
                                                   -------------

                FINANCE - 5.67%

  1,600,000     General Electric Capital Corp.
                Series A, MTN
                5.38%, 01/15/03..................      1,650,968
    255,000     General Electric Capital Corp.
                Series A, MTN

                6.81%, 11/03/03..................        273,924
    515,000     General Electric Capital Corp.
                Series A, MTN

                7.25%, 05/03/04..................        562,995
  1,500,000     Household Finance Corp., MTN
                3.86%, 11/28/01 (B)..............      1,500,983
  1,600,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................      1,682,499
  2,000,000     Verizon Global Funding Corp.
                6.75%, 12/01/05..................      2,155,120
                                                   -------------
                                                       7,826,489
                                                   -------------


   PAR VALUE                                              VALUE
   ----------                                           ---------

                ENERGY - 5.50%

 $3,000,000     Conoco, Inc.
                3.20%, 01/15/02 (B)..............  $   3,006,855
  2,500,000     Consolidated Natural Gas Co.
                Series B, Senior Note

                5.38%, 11/01/06..................      2,557,568
  1,800,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................      2,032,799
                                                   -------------
                                                       7,597,222
                                                   -------------

                CONSUMER STAPLES - 4.80%

  1,200,000     Abbott Laboratories

                5.63%, 07/01/06..................      1,262,336
  3,000,000     Colgate Palmolive Co., Series D, MTN
                3.70%, 11/15/01 (B)..............      3,002,676
  1,250,000     Kellogg Co., Series B

                6.00%, 04/01/06..................      1,311,899
  1,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............      1,041,988
                                                   -------------
                                                       6,618,899
                                                   -------------

                INDUSTRIAL - 2.60%

  1,500,000     Norfolk Southern Corp.
                6.95%, 05/01/02..................      1,529,123
  2,000,000     Tyco International Group SA, Yankee
                5.80%, 08/01/06..................      2,058,038
                                                   -------------
                                                       3,587,161
                                                   -------------

                CONSUMER CYCLICAL - 2.59%

  1,000,000     Target Corp.
                5.95%, 05/15/06..................      1,056,555
  2,500,000     Wal-Mart Stores
                3.25%, 09/29/03..................      2,516,943
                                                   -------------
                                                       3,573,498
                                                   -------------

                BASIC MATERIALS - 1.93%

  1,000,000     International Paper Co.
                8.00%, 07/08/03..................      1,063,060
  1,550,000     Weyerhaeuser Co.
                6.00%, 08/01/06..................      1,605,137
                                                   -------------
                                                       2,668,197
                                                   -------------

                UTILITIES - 1.13%

  1,500,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................      1,554,573
                                                   -------------

                TECHNOLOGY - 1.11%

  1,500,000     IBM Corp.
                4.88%, 10/01/06..................      1,527,483
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     53,728,619
                                                   -------------
                (Cost $52,012,067)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

   PAR VALUE                                              VALUE
   ----------                                           ---------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.41%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.04%

 $2,000,000     5.75%, 04/15/03..................  $   2,096,764
     46,347     8.95%, 05/25/03, Series 1998-10
                Class B, CMO.....................         47,124
    170,000     6.50%, 08/15/04..................        185,044
    526,144     6.50%, 03/01/12, Pool #313409....        550,971
    697,477     6.00%, 01/01/14, Pool #482523....        721,453
  1,321,930     8.00%, 05/01/15, Pool #357074....      1,393,397
  1,515,687     7.50%, 08/01/15, Pool #253390....      1,603,786
    994,186     8.00%, 08/01/30, Pool #253398....      1,051,662
  2,189,699     8.00%, 05/01/31, Pool #586461....      2,316,291
  1,066,265     8.00%, 07/01/31, Pool #253905....      1,127,575
                                                   -------------
                                                      11,094,067
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.14%

      3,782     8.00%, 01/01/02, Pool #200064....          3,835
  1,200,000     6.25%, 07/15/04..................      1,296,110
  2,500,000     6.00%, 10/01/06, Pool #M90681....      2,577,344
  1,242,125     7.00%, 08/15/09, Series #1880
                Class K, CMO.....................      1,250,447
  1,113,178     7.50%, 09/01/15, Pool #E81452....      1,177,534
     19,399     7.00%, 05/01/19, Pool #D29158....         19,938
    465,307     6.50%, 11/15/23, Series #2008
                Class A, CMO.....................        478,061
  1,570,881     8.50%, 07/01/30, Pool #C40561....      1,668,570
                                                   -------------
                                                       8,471,839
                                                   -------------

                U.S. TREASURY NOTES - 4.29%

  1,000,000     5.88%, 11/15/04..................      1,083,985
  1,750,000     6.75%, 05/15/05..................      1,956,650
  2,740,000     4.63%, 05/15/06..................      2,867,583
                                                   -------------
                                                       5,908,218
                                                   -------------

                FEDERAL HOME LOAN BANK - 3.11%

  4,000,000     6.88%, 08/15/03..................      4,293,060
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.83%

  1,017,275     6.50%, 09/15/13, Pool #476201....      1,066,868
    638,786     7.00%, 11/15/13, Pool #780921....        675,916
    193,092     7.00%, 04/15/29, Pool #458548....        201,902
    494,589     7.00%, 04/15/29, Pool #458549....        517,155
     63,049     7.00%, 08/15/29, Pool #509742....         65,925
                                                   -------------
                                                       2,527,766
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     32,294,950
                                                   -------------
                (Cost $31,069,789)


   PAR VALUE                                              VALUE
   ----------                                           ---------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 20.72%

 $2,000,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-4

                6.26%, 06/15/07..................  $   2,124,662
     68,570     CIT RV Owner Trust
                Series 1995-A, Class A

                6.25%, 01/15/11..................         69,621
  2,931,507     Countrywide Home Loans
                Series 2001-16, Class 1A10, CMO

                6.75%, 10/25/31..................      3,028,657
  5,000,000     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3

                7.09%, 12/06/03..................      5,136,993
  1,500,000     Discover Card Master Trust I
                Series 1999-1, Class A

                5.30%, 08/15/04..................      1,513,196
  2,500,000     Ford Credit Auto Owner Trust
                Series 2000-D, Class A-3

                7.15%, 12/15/03..................      2,525,309
  1,900,000     Harley Davidson Motorcycle Trust
                Series 2001-2 Class A2

                4.72%, 06/15/09..................      1,952,981
  2,100,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-4
                5.56%, 06/19/06..................      2,203,929
      3,344     Norwest Asset Securities Corp.
                Series 1997-17, Class A-1, CMO
                6.75%, 11/25/27..................          3,334
  3,670,000     PNC Student Loan Trust I
                Series 1997-2, Class A-5
                6.53%, 01/25/03..................      3,734,408
  2,425,000     Premier Auto Trust
                Series 1999-3, Class A-4

                6.43%, 03/08/04..................      2,518,457
    293,612     Prudential Home Mortgage Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        293,795
    155,102     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        154,970
     15,687     Ryland Mortgage Securities Corp.
                Series 1993-3, Class 2-E, CMO
                6.71%, 08/25/08..................         15,687
    500,000     Sears Credit Account Master Trust
                Series 1996-4, Class A

                6.45%, 10/16/06..................        510,674
  2,650,000     Standard Credit Card Master Trust
                Series 1993-2, Class A

                5.95%, 10/07/04..................      2,789,375
     11,786     University Support Services, Inc.
                Series 1993-A, Class B

                6.50%, 08/20/08 (B)..............         11,966
                                                   -------------
                TOTAL ASSET-BACKED AND MORTGAGE-BACKED
                SECURITIES ......................     28,588,014
                                                   -------------
                (Cost $27,771,710)



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

   PAR VALUE                                              VALUE
   ----------                                           ---------


FOREIGN BONDS - 5.69%

 $1,000,000     Government of Canada
                6.75%, 08/28/06 (C)..............  $   1,110,875
  1,000,000     Nestle Holdings Plc

                5.00%, 12/08/03 (D)..............      1,036,542
  3,000,000     Pepsico, Inc., Senior Note, EMTN
                5.60%, 10/07/02 (C)..............      3,079,401
  2,500,000     Province of Quebec

                5.50%, 04/11/06 (C)..............      2,626,737
                                                   -------------
                TOTAL FOREIGN BONDS .............      7,853,555
                                                   -------------
                (Cost $7,589,227)

CERTIFICATES OF DEPOSIT - 2.56%

  2,500,000     Mercantile-Safe Deposit & Trust
                7.40%, 04/03/02..................      2,539,888
  1,000,000     National City Bank
                2.35%, 11/24/01 (B)..............      1,000,176
                                                   -------------
                TOTAL CERTIFICATES OF DEPOSIT ...      3,540,064
                                                   -------------
                (Cost $3,500,000)

REPURCHASE AGREEMENT - 11.00%

 15,175,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                2.58%, Due 11/01/2001, dated 10/31/2001
                Repurchase Price $15,176,088
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 8.13%,
                Due 02/28/2003 - 08/15/2022;
                Total Par $13,556,050
                Market Value $15,478,597)........     15,175,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     15,175,000
                                                   -------------
                (Cost $15,175,000)
TOTAL INVESTMENTS - 102.32%......................    141,180,202
                                                   -------------
(Cost $137,117,793)
NET OTHER ASSETS AND LIABILITIES - (2.32)%.......     (3,205,603)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 137,974,599
                                                   =============

--------------------------------

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2001, these securities amounted to $3,373,072 or 2.44% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2001.
(C)    U.S. Dollar-Denominated
(D)    Euro-Dollar Bond

CMO    Collateralized Mortgage Obligation
EMTN   Euro Medium Term Note
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001

   PAR VALUE                                              VALUE
   ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.05%

                U.S. TREASURY NOTES - 17.67%

 $6,500,000     5.50%, 05/31/03..................  $   6,826,781
  1,000,000     5.38%, 06/30/03..................      1,050,391
  2,700,000     5.75%, 08/15/03..................      2,860,315
    360,000     2.75%, 09/30/03..................        362,447
  1,500,000     5.25%, 05/15/04..................      1,592,345
    900,000     6.00%, 08/15/04..................        975,376
  2,175,000     5.88%, 11/15/04..................      2,357,667
  2,500,000     7.50%, 02/15/05..................      2,844,240
 12,150,000     6.75%, 05/15/05..................     13,584,745
  8,200,000     5.75%, 11/15/05..................      8,927,758
  1,500,000     5.63%, 02/15/06..................      1,631,133
  6,425,000     4.63%, 05/15/06..................      6,724,167
  3,720,000     7.00%, 07/15/06..................      4,265,214
  3,000,000     6.50%, 10/15/06..................      3,386,253
  2,770,000     6.25%, 02/15/07..................      3,107,378
  5,500,000     6.63%, 05/15/07..................      6,281,820
  2,125,000     6.13%, 08/15/07..................      2,378,840
  3,710,000     5.63%, 05/15/08..................      4,066,798
  6,850,000     6.00%, 08/15/09..................      7,696,886
  4,900,000     6.50%, 02/15/10..................      5,688,214
  1,350,000     5.00%, 02/15/11..................      1,425,306
 10,750,000     5.00%, 08/15/11..................     11,377,789
                                                   -------------
                                                      99,411,863
                                                   -------------

                U.S. TREASURY BONDS - 7.13%

    500,000     11.13%, 08/15/03.................        576,152
  1,200,000     11.88%, 11/15/03.................      1,422,048
  1,850,000     12.00%, 08/15/13.................      2,708,949
    700,000     11.25%, 02/15/15.................      1,146,578
  2,000,000     9.88%, 11/15/15..................      3,027,032
  2,960,000     8.75%, 05/15/17..................      4,188,169
  3,000,000     8.50%, 02/15/20..................      4,246,407
  1,500,000     8.75%, 05/15/20..................      2,173,828
  1,500,000     8.75%, 08/15/20..................      2,177,578
  2,500,000     7.88%, 02/15/21..................      3,368,360
  3,250,000     8.13%, 08/15/21..................      4,492,618
  1,500,000     6.88%, 08/15/25..................      1,864,453
  1,100,000     6.00%, 02/15/26..................      1,236,298
    500,000     6.38%, 08/15/27..................        592,149
  1,375,000     5.25%, 11/15/28..................      1,413,028
  4,605,000     6.25%, 05/15/30..................      5,490,385
                                                   -------------
                                                      40,124,032
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 6.17%

  4,830,000     A.I.D. Israel, Series 2-C
                5.63%, 09/15/03..................      5,066,776
  5,590,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................      5,924,142
  1,740,000     Private Export Funding Corp.
                6.62%, 10/01/05..................      1,915,230
  5,000,000     Private Export Funding Corp., Series C
                6.31%, 09/30/04..................      5,424,790

    PAR VALUE                                             VALUE
   ----------                                           ---------

                U.S. GOVERNMENT-BACKED BONDS (CONTINUED)

 $2,000,000     Private Export Funding Corp., Series M
                5.34%, 03/15/06..................  $   2,108,474
  3,800,000     Private Export Funding Corp., Series ZZ
                7.11%, 04/15/07..................      4,346,125
  1,724,221     Small Business Administration
                Participation Certificates
                Series SBIC 1995-B
                7.25%, 05/10/05..................      1,888,705
  2,000,000     U.S. Department of Housing &
                Urban Development, Series 95-A
                8.24%, 08/01/02..................      2,091,226
  5,500,000     U.S. Department of Housing &
                Urban Development, Series 97-A
                6.36%, 08/01/04..................      5,959,789
                                                   -------------
                                                      34,725,257
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.17%

  5,300,000     4.31%, 08/15/03..................      5,333,575
    805,000     5.13%, 02/13/04..................        844,177
  4,000,000     5.25%, 06/04/04..................      4,074,056
  1,000,000     6.00%, 12/15/05..................      1,083,560
    750,000     6.01%, 05/03/06, MTN.............        762,616
  2,750,000     6.00%, 05/15/08..................      2,997,670
  4,885,000     5.25%, 01/15/09..................      5,077,884
    500,000     6.04%, 02/25/09, MTN.............        527,195
  2,310,000     7.13%, 01/15/30..................      2,806,019
                                                   -------------
                                                      23,506,752
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.13%

  6,000,000     5.75%, 07/15/03..................      6,313,104
  2,000,000     6.38%, 11/15/03..................      2,140,572
  4,900,000     5.00%, 01/15/04..................      5,112,185
  2,400,000     6.63%, 09/15/09..................      2,717,618
  2,500,000     7.00%, 03/15/10..................      2,884,637
  1,000,000     6.00%, 06/15/11..................      1,086,856
  2,565,000     6.75%, 03/15/31..................      2,975,803
                                                   -------------
                                                      23,230,775
                                                   -------------

                FEDERAL HOME LOAN BANK - 1.52%

  3,000,000     6.58%, 01/07/03..................      3,151,242
    600,000     4.50%, 07/07/03..................        618,751
    350,000     7.66%, 07/20/04..................        390,953
  1,000,000     6.53%, 06/09/09..................      1,074,450
  1,000,000     7.25%, 11/19/09..................      1,051,970
  2,000,000     7.73%, 04/05/10..................      2,254,186
                                                   -------------
                                                       8,541,552
                                                   -------------

                FEDERAL FARM CREDIT BANK - 0.26%

  1,000,000     6.55%, 02/07/04, MTN.............      1,078,423
    350,000     7.35%, 03/24/05, MTN.............        392,240
                                                   -------------
                                                       1,470,663
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    231,010,894
                                                   -------------
                (Cost $216,447,940)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

   PAR VALUE                                              VALUE
   ----------                                           ---------

MORTGAGE-BACKED SECURITIES - 26.73%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.08%

 $   97,556     8.00%, 07/01/07, Pool #125136....  $     102,830
    796,833     6.60%, 11/01/07, Pool #375483....        870,789
    928,939     6.57%, 12/01/07, Pool #375567....      1,013,124
  1,128,592     6.58%, 12/01/07, Pool #380013....      1,232,635
  1,451,703     6.12%, 10/01/08, Pool #380999....      1,545,610
  1,565,250     5.00%, 05/01/09, Pool #326584....      1,578,946
        920     8.00%, 12/01/09, Pool #313180....            968
  1,062,332     6.00%, 04/01/11, Pool #398072....      1,107,149
    966,459     6.50%, 05/01/11, Pool #250554....      1,012,064
  4,235,099     6.00%, 04/01/13, Pool #251656....      4,380,681
  3,067,442     6.00%, 04/01/13, Pool #418044....      3,172,885
    108,040     6.00%, 06/01/13, Pool #421167....        111,754
  1,471,591     6.50%, 06/01/13, Pool #430204....      1,535,513
    432,114     6.00%, 06/01/14, Pool #484967....        445,618
  2,593,814     6.00%, 06/01/14, Pool #495200....      2,674,871
    606,673     6.00%, 06/01/14, Pool #500131....        625,632
    914,947     7.50%, 10/01/15, Pool #253474....        968,128
  4,558,688     7.79%, 02/01/19, Pool #160103....      4,921,959
    888,490     10.00%, 10/01/20, Pool #190942...      1,013,712
    868,385     10.00%, 12/01/20, Pool #303416...        992,130
    489,200     6.75%, 04/25/21, Series 1996-45,
                  Class O                                490,792
  4,124,474     8.00%, 12/01/29, Pool #535031....      4,400,298
    273,278     8.00%, 02/01/30, Pool #525961....        289,077
    909,627     8.00%, 02/01/30, Pool #529898....        962,215
    542,962     8.00%, 02/01/30, Pool #531766....        574,352
    195,088     8.00%, 03/01/30, Pool #533977....        206,367
    418,781     8.00%, 04/01/30, Pool #526425....        442,991
  1,028,728     8.00%, 04/01/30, Pool #536553....      1,088,201
    380,717     8.00%, 05/01/30, Pool #534205....        402,728
  1,931,223     7.00%, 05/01/31, Pool #580952....      2,015,714
  5,419,044     6.50%, 07/01/31, Pool #589183....      5,581,615
 10,944,614     6.50%, 08/01/31, Pool #596663....     11,272,952
    921,812     6.50%, 08/01/31, Pool #600564....        949,467
  9,112,857     6.50%, 09/01/31, Pool #604108....      9,386,243
  5,989,823     7.00%, 09/01/31, Pool #597550....      6,251,878
                                                   -------------
                                                      73,621,888
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.83%

     21,852     8.50%, 10/15/04, Pool #004216....         23,054
     32,333     8.50%, 01/15/06, Pool #007946....         34,596
  3,537,463     6.50%, 07/15/09, Pool #780357....      3,724,285
    224,832     6.50%, 06/15/11, Pool #423829....        236,214
     69,642     6.50%, 08/15/12, Pool #455428....         73,102
     15,295     6.50%, 06/15/13, Pool #462795....         16,041
    333,429     6.50%, 07/15/13, Pool #468077....        349,683
    584,105     6.50%, 09/15/13, Pool #464192....        612,580
    254,384     6.50%, 09/15/13, Pool #476619....        266,785
    382,913     6.50%, 09/15/13, Pool #487907....        401,580
    335,446     7.00%, 09/15/13, Pool #484233....        354,944
  1,433,149     6.50%, 10/15/13, Pool #477500....      1,503,015
    350,472     6.50%, 10/15/13, Pool #481575....        367,557
     33,233     6.50%, 11/15/13, Pool #434062....         34,853
     64,096     5.50%, 12/15/13, Pool #495780....         65,798
    227,993     5.50%, 01/15/14, Pool #464491....        233,336


   PAR VALUE                                              VALUE
   ----------                                           ---------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $  333,534     5.50%, 02/15/14, Pool #464568....  $     341,351
    392,735     5.50%, 03/15/14, Pool #487579....        401,939
    305,683     5.50%, 03/15/14, Pool #501523....        312,847
     57,175     5.50%, 04/15/14, Pool #496599....         58,515
    409,334     5.50%, 04/15/14, Pool #505596....        418,928
    328,616     5.50%, 04/15/14, Pool #506448....        336,318
    558,148     5.50%, 05/15/14, Pool #480524....        571,230
    403,099     5.50%, 05/15/14, Pool #505667....        412,547
    448,487     5.50%, 06/15/14, Pool #434398....        458,999
    403,834     5.50%, 06/15/14, Pool #507142....        413,299
    478,434     6.50%, 07/15/14, Pool #494014....        501,309
    459,642     9.00%, 11/15/17, Pool #780171....        505,894
    405,225     7.75%, 07/20/21, Pool #008809 (B)        420,593
  1,676,120     6.38%, 04/20/22, Pool #008956 (B)      1,720,078
    507,140     7.00%, 10/15/23, Pool #360196....        532,814
    883,850     7.50%, 02/15/27, Pool #443052....        931,633
  2,574,517     7.00%, 12/15/28, Pool #483886....      2,692,784
    244,584     7.00%, 01/15/29, Pool #499333....        255,743
  2,226,182     7.00%, 02/15/29, Pool #486937....      2,327,752
  6,646,126     6.50%, 03/15/29, Pool #498474....      6,872,510
    831,446     6.50%, 03/15/29, Pool #498475....        859,767
  4,228,687     7.50%, 09/15/29, Pool #508805....      4,454,657
  2,262,803     7.50%, 09/15/29, Pool #508811....      2,383,721
  1,821,102     8.50%, 06/15/30, Pool #532293....      1,937,767
                                                   -------------
                                                      38,420,418
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.82%

     53,563     7.00%, 10/01/03, Pool #N97059....         55,153
  2,045,979     6.70%, 07/15/06, Pool #1233-G, CMO     2,066,418
    682,669     7.00%, 12/01/10, Pool #E00407....        722,562
  5,703,397     5.00%, 12/01/13, Pool #E73815....      5,685,574
  1,080,000     6.75%, 02/15/20, Pool #1663-AD, CMO    1,131,972
  5,000,000     6.00%, 04/15/22, Pool #2118-QC, CMO    5,160,656
  3,779,956     6.50%, 10/15/23, Pool #1990-E, CMO     3,856,273
  3,315,815     7.50%, 10/01/29, Pool #C32288....      3,488,859
  2,796,146     8.00%, 06/01/30, Pool #C39232....      2,958,672
  4,983,980     6.00%, 04/01/31, Pool #C50174....      5,055,625
  2,561,381     6.00%, 05/01/31, Pool #C51049....      2,598,201
  5,443,447     6.50%, 07/01/31, Pool #C55131....      5,611,853
                                                   -------------
                                                      38,391,818
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     150,434,124
                                                   -------------
                (Cost $144,031,031)

CORPORATE NOTES AND BONDS - 17.59%

                FINANCE - 8.15%

  3,000,000     AIG SunAmerica Global Financing
                5.20%, 05/10/04 (A)..............      3,132,888
  1,000,000     American Express Co., Senior Note
                6.75%, 06/23/04..................      1,077,197
  2,000,000     American Express Co.
                6.88%, 11/01/05..................      2,150,496
  2,500,000     Bank of America Corp., Subordinated
                Note
                7.80%, 02/15/10..................      2,807,480


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

   PAR VALUE                                              VALUE
   ----------                                           ---------

                FINANCE (CONTINUED)

 $  825,000     Bank of New York Co., Inc.
                Subordinated Note
                6.50%, 12/01/03..................  $     874,879
  1,000,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................      1,133,104
  1,575,000     Boeing Capital Corp., Senior Note
                5.65%, 05/15/06..................      1,609,852
  1,200,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................      1,363,184
  1,300,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      1,415,538
  1,000,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................      1,110,825
  2,000,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,169,468
  1,000,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................      1,130,106
  1,500,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      1,581,084
  1,500,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..................      1,672,782
  3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................      3,283,134
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..................      2,238,126
    900,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................        947,454
    250,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        253,068
  1,000,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................      1,011,400
  1,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..................      1,067,096
  1,000,000     Morgan (J.P.) Chase & Co.
                5.63%, 08/15/06..................      1,039,506
  1,200,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................      1,273,110
  1,500,000     National City Corp., Subordinated Note
                5.75%, 02/01/09..................      1,503,911
  2,775,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..................      2,948,429
  1,300,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................      1,338,849
  3,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      3,276,201
  2,245,000     Wells Fargo & Co.
                6.63%, 07/15/04..................      2,417,131
                                                   -------------
                                                      45,826,298
                                                   -------------

   PAR VALUE                                              VALUE
   ---------                                            ---------


                CONSUMER STAPLES - 4.21%

 $1,400,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00%, 04/15/11..................  $   1,481,918
  1,500,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..................      1,532,477
  2,000,000     Coca-Cola Co.
                5.75%, 03/15/11..................      2,064,856
  4,350,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................      4,528,889
  5,000,000     Johnson & Johnson Co., Debenture
                6.63%, 09/01/09..................      5,520,615
  1,000,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................      1,125,288
  5,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............      5,209,940
  2,000,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88%, 09/15/09..................      2,225,660
                                                   -------------
                                                      23,689,643
                                                   -------------

                UTILITIES - 1.14%

  2,125,000     Baltimore Gas & Electric, First Mortgage
                6.50%, 02/15/03..................      2,216,598
  2,500,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      2,634,605
  1,500,000     Public Service Electric & Gas
                First Mortgage, Series A, MTN
                7.19%, 09/06/02..................      1,554,573
                                                   -------------
                                                       6,405,776
                                                   -------------

                HIGHER EDUCATION - 0.93%

  1,350,000     Harvard University, Debenture
                8.13%, 04/15/07..................      1,569,092
  3,436,000     Stanford University, Series A
                5.85%, 03/15/09..................      3,651,609
                                                   -------------
                                                       5,220,701
                                                   -------------

                TECHNOLOGY - 0.63%

  3,500,000     IBM Corp.
                4.88%, 10/01/06..................      3,564,127
                                                   -------------

                INDUSTRIAL - 0.61%

  1,950,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,187,348
  1,200,000     United Technology Corp.
                6.35%, 03/01/11..................      1,269,722
                                                   -------------
                                                       3,457,070
                                                   -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------

                CONSUMER CYCLICAL - 0.56%

 $  400,000     Ford Motor Co.
                7.45%, 07/16/31..................  $     375,064
  2,500,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................      2,799,113
                                                   -------------
                                                       3,174,177
                                                   -------------

                COMMUNICATIONS - 0.47%

  1,000,000     Ameritech Capital Funding Corp.
                6.55%, 01/15/28..................        987,659
  1,500,000     Disney (Walt) Co.
                7.30%, 02/08/05..................      1,627,704
                                                   -------------
                                                       2,615,363
                                                   -------------

                BASIC MATERIALS - 0.45%

  2,300,000     Alcoa, Inc.
                7.25%, 08/01/05..................      2,539,122
                                                   -------------

                ENERGY - 0.44%

  2,400,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................      2,458,610
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     98,950,887
                                                   -------------
                (Cost $92,911,371)

ASSET-BACKED SECURITIES - 6.91%

  2,675,000     Capital Auto Receivables Asset Trust
                Series 2000-2, Class A-4
                6.46%, 07/15/06..................      2,785,750
  2,350,000     Capital Auto Receivables Asset Trust
                Series 2001-2, Class A-3
                4.60%, 09/15/05..................      2,415,358
  3,000,000     Chase Credit Card Master Trust
                Series 1998-6, Class A

                2.79%, 09/15/04 (B)..............      3,002,888
  3,050,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4

                5.07%, 02/15/08..................      3,171,771
  3,000,000     Citibank Credit Card Issuance Trust
                Series 2001-A6, Class A-6
                5.65%, 06/16/08..................      3,163,823
  2,500,000     Discover Card Master Trust I
                Series 1995-3, Class A

                2.74%, 03/16/05 (B)..............      2,502,881
    933,271     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1

                3.77%, 04/17/06..................        945,380
  2,875,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-3
                4.67%, 03/18/05..................      2,958,305
  1,725,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................      1,797,737



   PAR VALUE                                              VALUE
   ---------                                            ---------




ASSET-BACKED SECURITIES (CONTINUED)

 $  500,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A

                5.25%, 02/15/06..................  $     520,691
  1,400,000     Premier Auto Trust
                Series 1999-3, Class A-4

                6.43%, 03/08/04..................      1,453,955
    258,503     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        258,284
  2,024,924     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO

                6.33%, 04/01/26..................      2,092,799
    902,115     Sallie Mae Student Loan Trust
                Series 1997-2, Class A-1

                2.63%, 10/25/05 (B)..............        908,087
  1,309,237     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1

                2.43%, 01/25/07 (B)..............      1,310,239
  4,000,000     Standard Credit Card Master Trust
                Series 1993-2, Class A

                5.95%, 10/07/04..................      4,210,377
  5,000,000     USAA Auto Owner Trust
                Series 2000-1, Class A-4

                6.98%, 06/15/05..................      5,373,027
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     38,871,352
                                                   -------------
                (Cost $37,458,921)

FOREIGN BONDS (C) - 5.82%

  3,000,000     European Investment Bank

                5.63%, 01/24/06..................      3,165,537
  2,250,000     Government of Canada

                5.63%, 02/19/03..................      2,324,070
  2,360,000     Government of Canada

                6.75%, 08/28/06..................      2,621,665
  3,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................      3,886,872
  5,000,000     Oesterreich Kontrollbank AG

                3.63%, 10/18/04..................      5,045,580
    500,000     Province of Manitoba
                Series CZ, Yankee, Debenture

                6.75%, 03/01/03..................        524,781
  2,960,000     Province of Manitoba
                Series EF, Yankee, Debenture

                5.50%, 10/01/08..................      3,101,145
  2,475,000     Province of Manitoba
                Series EM, Unsubordinated Note

                7.50%, 02/22/10..................      2,927,499
  2,600,000     Province of Ontario

                6.00%, 02/21/06..................      2,794,327
  2,700,000     Province of Quebec
                Senior Unsubordinated Note

                5.75%, 02/15/09..................      2,820,868
  3,000,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................      3,526,473
                                                   -------------
                TOTAL FOREIGN BONDS .............     32,738,817
                                                   -------------
                (Cost $30,218,119)


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------



MUNICIPAL SECURITY - 0.18%

 $1,000,000     Texas State, Veterans Land, Series B
                6.05%, 12/01/02..................  $   1,034,280
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........      1,034,280
                                                   -------------
                (Cost $1,000,490)

REPURCHASE AGREEMENT - 1.30%

  7,330,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                2.58%, Due 11/01/2001, dated 10/31/2001
                Repurchase Price $7,330,525
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 8.13%,
                Due 02/28/2003 - 08/15/2022;
                Total Par $6,547,996
                Market Value $7,476,647).........      7,330,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      7,330,000
                                                   -------------
                (Cost $7,330,000)
TOTAL INVESTMENTS - 99.58%.......................    560,370,354
                                                   -------------
(Cost $529,397,872)
NET OTHER ASSETS AND LIABILITIES - 0.42%.........      2,339,000
                                                   -------------
NET ASSETS - 100.00%.............................  $ 562,709,354
                                                   =============

----------------------------

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2001, these securities amounted to $8,342,828 or 1.48% of net assets.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2001.
(C)    U.S. Dollar-Denominated

CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------

CORPORATE NOTES AND BONDS - 64.12%

                FINANCE - 15.70%

 $  500,000     Associates Corp. of North America
                Senior Note
                6.00%, 04/15/03..................  $     521,225
    500,000     Associates Corp. of North America
                Senior Note
                6.88%, 08/01/03..................        531,624
    600,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        673,795
    500,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................        566,552
  1,000,000     Boeing Capital Corp., Senior Note
                6.10%, 03/01/11..................      1,014,871
    720,000     CitiFinancial
                6.45%, 07/01/02..................        738,267
    250,000     CitiGroup, Inc.
                6.63%, 09/15/05..................        270,619
  1,000,000     CitiGroup, Inc.
                6.88%, 06/01/25..................      1,077,318
    500,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        542,367
  1,000,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05..................      1,108,191
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        257,506
  1,000,000     Ford Motor Credit Co.
                Senior Unsubordinated Note
                6.50%, 02/28/02..................      1,010,452
  1,000,000     General Electric Capital Corp.
                Series A, MTN
                6.70%, 10/01/02..................      1,038,664
    250,000     General Electric Capital Corp.
                Series A, MTN
                5.38%, 01/15/03..................        257,964
    200,000     General Motors Acceptance Corp.
                9.63%, 12/15/01..................        201,467
    500,000     General Motors Acceptance Corp.
                5.88%, 01/22/03..................        509,455
    760,000     General Motors Acceptance Corp.
                Senior Unsubordinated Note
                6.75%, 02/07/02..................        767,362
  1,000,000     Hartford Financial Services Group
                6.38%, 11/01/02..................      1,030,881
    950,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................      1,007,879
    500,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................        525,781
  1,000,000     National Rural Utilities
                Cooperative Finance Corp.
                7.38%, 02/10/03..................      1,055,382
  1,000,000     Oesterreich Kontrollbank
                5.50%, 01/20/06..................      1,058,180



   PAR VALUE                                              VALUE
   ---------                                            ---------




                FINANCE (CONTINUED)

 $1,020,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................  $   1,043,790
    250,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..................        269,754
    500,000     SunTrust Bank Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        552,226
    500,000     Wells Fargo & Co.
                5.90%, 05/21/06..................        527,966
    500,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        524,905
    450,000     Wells Fargo Financial, Inc., Senior Note
                6.13%, 08/01/03..................        471,775
                                                   -------------
                                                      19,156,218
                                                   -------------

                CONSUMER STAPLES - 12.74%

    500,000     Abbott Laboratories
                5.63%, 07/01/06..................        525,974
    755,000     Anheuser-Busch Cos., Inc., Senior Note
                6.00%, 04/15/11..................        799,177
  1,275,000     Becton Dickinson & Co.
                Senior Note, Debenture
                6.70%, 08/01/28..................      1,280,548
    100,000     Cendant Corp.
                6.88%, 08/15/06 (A)..............         94,970
    500,000     Coca-Cola Co.
                5.75%, 03/15/11..................        516,214
  1,000,000     Coca-Cola Enterprises, Inc.
                7.88%, 02/01/02..................      1,013,205
    280,000     Coca-Cola Enterprises, Inc., Debenture
                6.95%, 11/15/26..................        297,649
    500,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        529,352
  1,000,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03 (B)..............      1,042,450
  1,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (C)..............      1,064,871
  1,000,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................      1,060,076
    500,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................        562,644
  1,000,000     Kellogg Co., Series B
                6.00%, 04/01/06..................      1,049,519
    750,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        781,491
  1,000,000     PepsiCo, Inc.
                5.75%, 01/02/03..................      1,033,334
    250,000     Procter & Gamble Co.
                6.60%, 12/15/04..................        271,326
  1,000,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88%, 09/15/09..................      1,112,830
    968,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        942,957


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                CONSUMER STAPLES (CONTINUED)

 $  500,000     Tenet Healthcare Corp.
                6.38%, 12/01/11 (A)..............  $     500,520
  1,000,000     Unilever Capital Corp.
                6.75%, 11/01/03..................      1,069,912
                                                   -------------
                                                      15,549,019
                                                   -------------

                COMMUNICATIONS - 10.42%

    500,000     AT&T Corp.
                5.63%, 03/15/04..................        512,538
    500,000     AT&T Corp.
                6.50%, 03/15/29..................        433,465
  1,005,000     AT&T Corp., Senior Note
                8.25%, 01/15/03..................      1,057,269
    500,000     AT&T Corp., Senior Note
                7.25%, 08/01/05..................        537,562
    500,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................        523,875
  1,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..................      1,099,194
    500,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..................        546,207
    275,000     France Telecom
                7.75%, 03/01/11 (A)..............        300,370
    120,000     France Telecom
                8.50%, 03/01/31 (A)..............        136,925
    455,000     GTE California, Inc., Debenture
                6.75%, 03/15/04..................        486,976
  1,000,000     GTE Southwest, Inc., Debenture
                6.00%, 01/15/06..................      1,047,694
  1,000,000     Qwest Corp.
                7.63%, 06/09/03..................      1,049,443
    850,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        893,976
    240,000     SBC Communications, Inc.
                6.25%, 03/15/11..................        252,887
    160,000     Sprint Capital Corp.
                7.63%, 01/30/11..................        169,893
    305,000     Sprint Capital Corp.
                6.90%, 05/01/19..................        285,147
    500,000     TELUS Corp., Yankee
                7.50%, 06/01/07..................        537,988
    925,000     Verizon Communications, Debenture
                6.46%, 04/15/08..................        991,156
    500,000     Viacom, Inc.
                6.63%, 05/15/11..................        523,692
    750,000     Vodafone Group Plc
                7.63%, 02/15/05..................        820,602
    500,000     WorldCom, Inc.
                6.13%, 04/15/02..................        506,258
                                                   -------------
                                                      12,713,117
                                                   -------------


   PAR VALUE                                              VALUE
   ---------                                            ---------



                INDUSTRIAL - 7.31%

 $  250,000     Bemis Co., Inc.
                6.50%, 08/15/08..................  $     258,324
    500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................        536,214
  1,000,000     Burlington Northern Santa Fe Corp.
                6.13%, 03/15/09..................      1,035,926
    500,000     Emerson Electric Co.
                7.88%, 06/01/05..................        560,858
  1,000,000     Emerson Electric Co.
                5.85%, 03/15/09..................      1,035,140
    500,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................        581,893
    250,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11..................        263,562
  1,500,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................      1,491,215
    985,000     Norfolk Southern Corp., Senior Note
                6.20%, 04/15/09..................      1,018,212
    500,000     Tyco International Group, S.A., Yankee
                6.13%, 01/15/09 (C)..............        511,496
    100,000     Tyco International Group, S.A., Yankee
                6.88%, 01/15/29 (C)..............        100,268
    950,000     United Technology Corp.
                6.35%, 03/01/11..................      1,005,197
    500,000     York International Corp., Senior Note
                6.63%, 08/15/06..................        523,564
                                                   -------------
                                                       8,921,869
                                                   -------------

                ENERGY - 4.53%

    200,000     Baker Hughes, Inc.
                6.00%, 02/15/09..................        206,659
    500,000     Baker Hughes, Inc., Senior Note
                6.25%, 01/15/09..................        524,706
    500,000     BP Amoco Plc
                10.88%, 07/15/05.................        612,703
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................      1,010,497
    250,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..................        255,757
    215,000     El Paso Energy Corp., Senior Note, MTN
                7.80%, 08/01/31..................        222,533
    500,000     Enron Corp.
                Senior Subordinated Debenture
                6.75%, 07/01/05 (D)..............        366,045
    575,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................        649,366
    525,000     Sunoco, Inc.
                7.13%, 03/15/04..................        559,058
    500,000     Sunoco, Inc.
                7.75%, 09/01/09..................        544,569
    500,000     Tosco Corp.
                8.13%, 02/15/30..................        579,987
                                                   -------------
                                                       5,531,880
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------



                CONSUMER CYCLICAL - 4.25%

 $1,000,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..................  $   1,055,000
  1,000,000     McDonald's Corp., MTN
                5.95%, 01/15/08..................      1,052,585
  1,000,000     New York Times Co.
                7.63%, 03/15/05..................      1,109,293
    300,000     Southwest Airlines Co.
                8.00%, 03/01/05..................        319,382
    500,000     Target Corp.
                5.95%, 05/15/06..................        528,278
  1,000,000     Time Warner Entertainment Co.
                Debenture
                8.38%, 03/15/23..................      1,127,659
                                                   -------------
                                                       5,192,197
                                                   -------------

                UTILITIES - 3.86%

  1,000,000     Ontario Electricity Financial Corp.
                6.10%, 01/30/08..................      1,078,584
  1,000,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      1,053,842
    500,000     Progress Energy, Inc., Senior Note
                5.85%, 10/30/08..................        504,303
  1,000,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................      1,036,382
  1,000,000     Scottish Power Plc, MTN
                6.38%, 05/15/08..................      1,039,385
                                                   -------------
                                                       4,712,496
                                                   -------------

                BASIC MATERIALS - 3.58%

    300,000     Alcoa, Inc.
                7.25%, 08/01/05..................        331,190
    700,000     Alcoa, Inc.
                7.38%, 08/01/10..................        789,868
  1,000,000     du Pont (E.I.) de Nemours & Co.
                6.88%, 10/15/09..................      1,115,305
  1,000,000     International Paper Co.
                7.63%, 08/01/04..................      1,082,889
  1,000,000     Mead Corp., Debenture
                6.84%, 03/01/37..................      1,045,537
                                                   -------------
                                                       4,364,789
                                                   -------------

                TECHNOLOGY - 1.73%

  1,000,000     IBM Corp., Debenture
                6.22%, 08/01/27..................      1,070,034
  1,000,000     Raytheon Co.
                6.50%, 07/15/05..................      1,046,284
                                                   -------------
                                                       2,116,318
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     78,257,903
                                                   -------------
                (Cost $74,779,461)


   PAR VALUE                                              VALUE
   ---------                                            ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.42%

                U.S. TREASURY NOTES - 12.45%

 $  100,000     6.00%, 09/30/02..................  $     103,625
    500,000     5.75%, 10/31/02..................        518,497
  1,000,000     5.50%, 02/28/03..................      1,044,102
    600,000     5.25%, 08/15/03..................        630,422
    600,000     2.75%, 09/30/03..................        604,078
  2,000,000     5.88%, 02/15/04..................      2,144,298
    510,000     6.75%, 05/15/05..................        570,224
  2,345,000     4.63%, 05/15/06..................      2,454,190
  1,000,000     6.25%, 02/15/07..................      1,121,797
  3,250,000     6.13%, 08/15/07..................      3,638,226
    950,000     5.63%, 05/15/08..................      1,041,363
    500,000     5.00%, 02/15/11..................        527,891
    750,000     5.00%, 08/15/11..................        793,799
                                                   -------------
                                                      15,192,512
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.20%

  1,000,000     5.50%, 05/02/06..................      1,064,752
  2,325,000     6.38%, 06/15/09..................      2,585,251
     46,508     7.50%, 11/01/07, Pool #188629....         49,240
     55,092     5.00%, 08/01/10, Pool #006893
                Series A-1, CMO..................         54,995
    538,555     7.50%, 06/01/13, Pool #457543....        571,205
  1,508,847     6.00%, 11/01/23, Pool #050940....      1,540,910
    465,556     6.50%, 03/01/28, Pool #412263....        480,832
                                                   -------------
                                                       6,347,185
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.69%

     12,449     7.00%, 06/01/04, Pool #189683....         12,803
  1,215,000     6.25%, 07/15/04..................      1,312,312
  1,000,000     5.25%, 01/15/06..................      1,053,975
     17,704     7.50%, 08/01/08, Pool #181313....         18,656
    900,000     6.63%, 09/15/09..................      1,019,107
    500,000     6.00%, 06/15/11..................        543,428
    107,373     7.00%, 02/01/17, Pool #289284....        112,105
    101,412     7.00%, 10/01/22, Pool #C00184....        106,641
    107,953     7.00%, 02/01/23, Pool #C00213....        113,519
    206,859     6.00%, 09/01/23, Pool #D41208....        212,031
                                                   -------------
                                                       4,504,577
                                                   -------------

                U.S. TREASURY BONDS - 3.52%

  1,000,000     11.63%, 11/15/02.................      1,097,930
    700,000     12.00%, 08/15/13.................      1,025,008
    500,000     8.75%, 05/15/17..................        707,461
    300,000     8.88%, 08/15/17..................        429,516
    300,000     8.88%, 02/15/19..................        434,977
    500,000     6.25%, 05/15/30..................        596,133
                                                   -------------
                                                       4,291,025
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                U.S. GOVERNMENT-BACKED BONDS - 1.87%

 $1,000,000     Inter-American Development Bank
                7.38%, 01/15/10 (C)..............  $   1,178,372
  1,000,000     International Bank of
                Reconstruction & Development
                7.00%, 01/27/05..................      1,108,011
                                                   -------------
                                                       2,286,383
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.69%

     23,964     9.00%, 09/15/04, Pool #003669....         25,417
     23,978     9.00%, 12/15/08, Pool #027562....         26,143
     59,982     8.00%, 05/15/22, Pool #319062....         64,331
    407,636     6.00%, 05/20/28, Pool #002589....        412,604
    415,383     6.00%, 03/15/29, Pool #487061....        422,653
    555,360     6.50%, 03/15/29, Pool #464613....        574,276
    506,783     7.50%, 09/15/29, Pool #466172....        533,864
                                                   -------------
                                                       2,059,288
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     34,680,970
                                                   -------------
                (Cost $33,119,343)

ASSET-BACKED SECURITIES - 3.44%

    500,000     American Express Credit Account Master
                Trust Series 1999-1, Class A
                5.60%, 11/15/06..................        526,455
  1,400,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................      1,455,895
    638,296     Guaranteed Export Trust Certificates
                Series 1993-D, Class A-3
                5.23%, 05/15/05..................        655,562
    500,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-3
                5.36%, 09/20/04..................        516,767
    600,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................        625,300
    400,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        415,416
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      4,195,395
                                                   -------------
                (Cost $4,056,354)

FOREIGN BONDS - 1.50%

    500,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (B)..............        516,925
  1,000,000     Hydro-Quebec, Yankee
                8.88%, 03/01/26 (C)..............      1,310,247
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,827,172
                                                   -------------
                (Cost $1,583,520)




   PAR VALUE                                              VALUE
   ---------                                            ---------

REPURCHASE AGREEMENT - 1.91%

 $2,332,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                2.58%, Due 11/01/2001, dated 10/31/2001
                Repurchase Price $2,332,167
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 8.13%,
                Due 02/28/2003 - 08/15/2022;
                Total Par $2,083,210
                Market Value $2,378,655).........  $   2,332,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      2,332,000
                                                   -------------
                (Cost $2,332,000)
TOTAL INVESTMENTS - 99.39%.......................    121,293,440
                                                   -------------
(Cost $115,870,678)
NET OTHER ASSETS AND LIABILITIES - 0.61%.........        745,995
                                                   -------------
NET ASSETS - 100.00%.............................  $ 122,039,435
                                                   =============

------------------------------

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2001, these securities amounted to $1,814,276 or 1.49% of net assets.
(B)    Euro-Dollar Bond
(C)    U.S. Dollar-Denominated

(D)    Defaulted subsequent to October 31, 2001
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------



CORPORATE NOTES AND BONDS - 39.22%

                FINANCE - 15.90%

 $4,250,000     AIG SunAmerica Global Financing
                5.20%, 05/10/04 (C)..............  $   4,438,258
  4,175,000     American Express Co.
                6.88%, 11/01/05..................      4,489,160
  4,800,000     Bank of America Corp., Subordinated Note
                7.80%, 02/15/10..................      5,390,362
  3,750,000     Bank of New York Co., Inc.
                Subordinated Note
                7.88%, 11/15/02..................      3,952,860
  2,100,000     Bank of New York Co., Inc.
                Subordinated Note
                6.63%, 06/15/03..................      2,215,263
  2,000,000     Bank of New York Co., Inc.
                Subordinated Note
                6.50%, 12/01/03..................      2,120,918
  1,700,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................      1,926,277
  2,500,000     Boeing Capital Corp., Senior Note
                5.65%, 05/15/06..................      2,555,320
  1,500,000     Caterpillar Financial Services Corp.
                Senior Note
                5.95%, 05/01/06..................      1,573,536
  1,700,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................      1,931,178
  7,050,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      7,676,569
  1,350,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................      1,499,614
  3,000,000     Comerica Bank, Subordinated Note
                7.25%, 06/15/07..................      3,271,326
  2,130,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,310,483
  3,600,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................      4,068,382
  3,525,000     First USA Bank, Subordinated Note
                7.65%, 08/01/03..................      3,783,538
  5,000,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................      5,150,120
  3,540,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      3,731,358
  3,000,000     Ford Motor Credit Co.
                7.38%, 02/01/11..................      3,050,463
    250,000     General Electric Capital Corp.
                Debenture
                8.30%, 09/20/09..................        297,381
  3,500,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 02/01/05..................      3,875,665
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..................      2,230,376


   PAR VALUE                                              VALUE
   ---------                                            ---------

                FINANCE (CONTINUED)

 $3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..................  $   3,357,189
  1,150,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................      1,210,636
  2,750,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................      2,820,312
    800,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        809,816
  2,000,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................      2,022,804
  3,000,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..................      3,102,051
  2,250,000     General Motors Acceptance Corp., MTN
                7.00%, 10/25/04..................      2,359,890
  2,000,000     Lehman Brothers Holdings, Inc.
                6.63%, 04/01/04..................      2,128,688
  1,750,000     Lehman Brothers Holdings, Inc.
                6.25%, 05/15/06..................      1,831,301
  1,100,000     Mellon Bank, N.A.
                Subordinated Note, Bank Note
                7.63%, 09/15/07..................      1,259,908
  1,500,000     Mellon Funding Corp.
                6.00%, 03/01/04..................      1,575,966
  2,600,000     Merrill Lynch & Co., Inc., Series B, MTN
                6.13%, 05/16/06..................      2,742,532
    500,000     Morgan (J.P.) Chase & Co.
                5.63%, 08/15/06..................        519,753
  1,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..................      1,067,096
  3,500,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................      3,713,237
  4,300,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................      4,521,717
  3,000,000     National City Corp., Subordinated Note
                5.75%, 02/01/09..................      3,007,821
  2,700,000     Northern Trust Co., Subordinated Note
                6.30%, 03/07/11..................      2,825,985
  5,000,000     Salomon Smith Barney Holdings, Inc.
                6.50%, 02/15/08..................      5,354,405
  3,000,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..................      3,187,491
  2,000,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................      2,208,906
  2,700,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..................      2,841,642
  1,300,000     SunTrust Bank of Central Florida
                Subordinated Note, Bank Note
                6.90%, 07/01/07..................      1,421,078
  1,000,000     Toyota Motor Credit Corp.
                5.63%, 11/13/03..................      1,046,541


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                FINANCE (CONTINUED)

 $1,400,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................  $   1,441,838
  3,000,000     Wachovia Corp.
                6.95%, 11/01/04..................      3,265,059
  1,000,000     Wachovia Corp., Senior Note
                6.93%, 10/15/03..................      1,066,773
  2,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      2,184,134
  2,000,000     Wells Fargo & Co.
                7.25%, 08/24/05..................      2,197,812
  3,000,000     Wells Fargo & Co.
                6.63%, 07/15/04..................      3,230,019
    300,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        314,943
                                                   -------------
                                                     142,175,750
                                                   -------------

                CONSUMER STAPLES - 7.01%

  1,100,000     Abbott Laboratories
                6.40%, 12/01/06..................      1,198,339
  1,000,000     Anheuser Busch Cos., Inc.
                6.75%, 06/01/05..................      1,035,179
  2,850,000     Anheuser-Busch Cos., Inc., Debenture
                6.80%, 08/20/32..................      3,121,348
  1,750,000     Becton Dickinson & Co.
                Senior Note, Debenture
                6.70%, 08/01/28..................      1,757,614
  5,650,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..................      5,772,328
  1,900,000     Coca-Cola Co.
                5.75%, 03/15/11..................      1,961,613
  1,650,000     Coca-Cola Enterprises, Inc., Debenture
                7.13%, 08/01/17..................      1,802,513
  1,000,000     Coca-Cola Enterprises, Inc., Debenture
                6.95%, 11/15/26..................      1,063,033
  2,650,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................      2,758,979
  3,300,000     Colgate-Palmolive Co., Series D, MTN
                7.95%, 06/01/10..................      3,872,411
  3,700,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................      3,917,201
  3,050,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................      3,233,232
  3,200,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................      3,600,922
  1,460,000     Kellogg Co., Series B
                6.00%, 04/01/06..................      1,532,298
  2,800,000     Kellogg Co., Series B
                6.60%, 04/01/11..................      2,973,737
  2,300,000     Merck & Co., Inc., Debenture
                6.40%, 03/01/28..................      2,419,030
  2,600,000     Pepsi Bottling Group, Inc.
                Series B, Senior Note
                7.00%, 03/01/29..................      2,847,728
  4,800,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (C)..............      5,001,542



   PAR VALUE                                              VALUE
   ---------                                            ---------


                CONSUMER STAPLES (CONTINUED)

 $2,600,000     Procter & Gamble Co.
                Unsubordinated Note
                6.88%, 09/15/09..................  $   2,893,358
  2,450,000     Sara Lee Corp.
                6.25%, 09/15/11..................      2,580,700
  2,000,000     Smithkline Beecham Corp.
                Series A, MTN
                6.63%, 10/01/05..................      2,066,718
  1,175,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................      1,144,602
  3,000,000     Sysco Corp., Senior Note
                7.00%, 05/01/06..................      3,269,637
    850,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        909,425
                                                   -------------
                                                      62,733,487
                                                   -------------

                COMMUNICATIONS - 5.51%

  3,985,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................      4,183,541
  1,250,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................      1,315,459
  5,000,000     AT&T Corp.
                6.50%, 03/15/29..................      4,334,645
  1,600,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................      1,676,400
  5,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..................      5,495,970
  1,600,000     Disney (Walt) Co.
                7.30%, 02/08/05..................      1,736,218
  2,500,000     Disney (Walt) Co., Senior Note
                5.13%, 12/15/03..................      2,574,370
  1,275,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..................      1,392,827
  3,000,000     New England Telephone & Telegraph
                7.65%, 06/15/07..................      3,385,848
  1,000,000     New Jersey Bell Telephone, Debenture
                7.85%, 11/15/29..................      1,130,404
  1,400,000     Pacific Bell
                7.13%, 03/15/26..................      1,515,202
  2,350,000     SBC Communications, Inc.
                5.75%, 05/02/06..................      2,471,580
  4,400,000     Sprint Capital Corp.
                6.00%, 01/15/07 (C)..............      4,378,616
  3,300,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................      3,348,470
  1,950,000     Verizon Communications, Debenture
                6.46%, 04/15/08..................      2,089,464
  5,400,000     Verizon New England, Inc., Senior Note
                6.50%, 09/15/11..................      5,722,402
  2,500,000     WorldCom, Inc.-Worldcom Group
                8.25%, 05/15/31..................      2,567,065
                                                   -------------
                                                      49,318,481
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                INDUSTRIAL - 3.67%

 $1,500,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................  $   1,608,642
    175,000     Boeing Co., Senior Note
                6.35%, 06/15/03..................        183,598
  5,070,000     Burlington Northern Railroad Co.
                Series H
                9.25%, 10/01/06..................      5,928,929
  1,500,000     Burlington Northern Santa Fe Corp.
                7.00%, 12/15/25..................      1,517,884
  2,225,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,495,820
  5,000,000     Emerson Electric Co.
                5.00%, 10/15/08..................      4,965,190
    500,000     Emerson Electric Co.
                5.85%, 03/15/09..................        517,570
  2,000,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................      2,056,730
  2,000,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................      1,988,286
  1,300,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................      1,358,843
  2,000,000     Tyco International Group S.A., Yankee
                4.95%, 08/01/03..................      2,045,864
  3,000,000     United Technology Corp.
                6.35%, 03/01/11..................      3,174,306
  1,575,000     United Technology Corp.
                6.70%, 08/01/28..................      1,595,673
  3,000,000     United Technology Corp., Debenture
                7.50%, 09/15/29..................      3,422,397
                                                   -------------
                                                      32,859,732
                                                   -------------

                ENERGY - 2.55%

  2,650,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................      2,781,954
  1,700,000     Anadarko Finance Co., Series B
                7.50%, 05/01/31..................      1,796,924
  1,900,000     Atlantic Richfield Co.
                5.90%, 04/15/09..................      1,978,519
  3,000,000     Conoco Funding Co.
                5.45%, 10/15/06..................      3,040,527
  1,500,000     Conoco Funding Co.
                6.35%, 10/15/11..................      1,527,129
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................      1,010,497
  1,400,000     Consolidated Natural Gas Co.
                Series B, Senior Note
                5.38%, 11/01/06..................      1,432,238
  3,350,000     Occidental Petroleum Corp.
                Senior Note
                6.50%, 04/01/05..................      3,552,427
  3,500,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................      3,585,473
  2,000,000     Union Oil Co. of California
                6.38%, 02/01/04..................      2,104,380
                                                   -------------
                                                      22,810,068
                                                   -------------


   PAR VALUE                                              VALUE
   ---------                                            ---------



                CONSUMER CYCLICAL - 2.36%

 $2,500,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..................  $   2,637,500
  3,625,000     Ford Motor Co.
                7.45%, 07/16/31..................      3,399,021
  4,650,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................      4,834,958
  2,450,000     Target Corp.
                6.65%, 08/01/28..................      2,506,678
  2,200,000     Target Corp., Debenture
                7.00%, 07/15/31..................      2,360,116
  3,375,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................      4,038,461
  1,300,000     Wal-Mart Stores, Inc., Senior Note
                4.38%, 08/01/03..................      1,328,791
                                                   -------------
                                                      21,105,525
                                                   -------------

                TECHNOLOGY - 1.28%

  6,300,000     IBM Corp.
                4.88%, 10/01/06..................      6,415,429
  5,000,000     IBM Corp.
                5.38%, 02/01/09..................      5,053,185
                                                   -------------
                                                      11,468,614
                                                   -------------

                UTILITIES - 0.55%

  2,000,000     Monongahela Power Co., First Mortgage
                5.00%, 10/01/06..................      2,030,430
  2,750,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      2,898,065
                                                   -------------
                                                       4,928,495
                                                   -------------

                BASIC MATERIALS - 0.39%

  3,175,000     Alcoa, Inc.
                7.25%, 08/01/05..................      3,505,092
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    350,905,244
                                                   -------------
                (Cost $332,585,384)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.67%

                U.S. TREASURY BONDS - 12.74%

  2,250,000     12.00%, 08/15/13.................      3,294,668
  4,000,000     13.25%, 05/15/14.................      6,331,564
  3,000,000     11.25%, 02/15/15.................      4,913,907
  2,000,000     9.88%, 11/15/15..................      3,027,032
  2,890,000     8.75%, 05/15/17..................      4,089,125
  6,760,000     8.88%, 08/15/17..................      9,678,420
  5,000,000     8.13%, 08/15/19..................      6,829,689
  7,000,000     8.75%, 05/15/20..................     10,144,533
  8,500,000     7.88%, 02/15/21..................     11,452,424
  1,000,000     8.13%, 05/15/21..................      1,380,625
  3,500,000     8.13%, 08/15/21..................      4,838,204
  7,500,000     8.00%, 11/15/21..................     10,271,490


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------



                U.S. TREASURY BONDS (CONTINUED)

 $3,000,000     6.25%, 08/15/23..................  $   3,453,048
  2,475,000     6.38%, 08/15/27..................      2,931,135
  6,250,000     6.13%, 11/15/27..................      7,208,987
  5,500,000     5.25%, 11/15/28..................      5,652,114
  3,500,000     5.25%, 02/15/29..................      3,608,556
 12,465,000     6.25%, 05/15/30..................     14,861,596
                                                   -------------
                                                     113,967,117
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.24%

  4,494,000     2.34%, 11/14/01 (A)..............      4,490,203
    475,000     5.75%, 04/15/03..................        497,981
  5,000,000     5.25%, 06/04/04..................      5,092,570
  3,250,000     6.58%, 06/24/04..................      3,331,962
  4,000,000     7.25%, 04/04/05..................      4,274,064
  4,865,000     7.00%, 07/15/05..................      5,431,670
  2,500,000     6.00%, 12/15/05..................      2,708,900
  5,000,000     6.24%, 01/14/08, MTN.............      5,196,200
  5,000,000     6.29%, 04/23/08, MTN.............      5,237,755
  2,600,000     6.00%, 05/15/08..................      2,834,161
  8,949,000     6.38%, 06/15/09..................      9,950,715
  5,000,000     6.63%, 09/15/09..................      5,646,995
  5,700,000     6.25%, 05/15/29..................      6,213,752
  2,290,000     7.13%, 01/15/30..................      2,781,725
    875,000     7.25%, 05/15/30..................      1,079,426
                                                   -------------
                                                      64,768,079
                                                   -------------

                U.S. TREASURY NOTES - 5.37%

  1,670,000     5.50%, 05/31/03..................      1,753,958
  2,000,000     5.25%, 08/15/03..................      2,101,408
  1,500,000     5.88%, 02/15/04..................      1,608,223
  9,575,000     5.25%, 05/15/04..................     10,164,466
  9,355,000     4.63%, 05/15/06..................      9,790,597
  3,000,000     5.63%, 05/15/08..................      3,288,516
  1,250,000     5.50%, 05/15/09..................      1,364,502
  5,000,000     6.00%, 08/15/09..................      5,618,165
  5,000,000     6.50%, 02/15/10..................      5,804,300
  4,000,000     5.75%, 08/15/10..................      4,443,752
  1,400,000     5.00%, 02/15/11..................      1,478,095
    550,000     5.00%, 08/15/11..................        582,119
                                                   -------------
                                                      47,998,101
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.29%

  1,100,000     5.75%, 07/15/03..................      1,157,402
  2,000,000     6.38%, 11/15/03..................      2,140,572
    980,000     5.00%, 01/15/04..................      1,022,437
  5,000,000     6.25%, 07/15/04..................      5,400,460
  4,535,000     5.25%, 01/15/06..................      4,779,777
  3,500,000     5.75%, 03/15/09..................      3,743,012
  2,295,000     6.63%, 09/15/09..................      2,598,723
  2,500,000     7.00%, 03/15/10..................      2,884,637
  2,000,000     6.00%, 06/15/11..................      2,173,712
  3,075,000     6.75%, 03/15/31..................      3,567,483
                                                   -------------
                                                      29,468,215
                                                   -------------

   PAR VALUE                                              VALUE
   ---------                                            ---------


                FEDERAL HOME LOAN BANK - 1.05%
 $1,070,000     5.38%, 01/05/04..................  $   1,125,912
  5,000,000     7.13%, 02/15/05..................      5,561,815
  2,500,000     7.50%, 03/14/05..................      2,672,007
                                                   -------------
                                                       9,359,734
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.98%

  2,000,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................      2,169,224
  4,000,000     Private Export Funding Corp., Series B
                6.49%, 07/15/07..................      4,458,696
  2,000,000     Private Export Funding Corp., Series H
                6.45%, 09/30/04..................      2,176,518
                                                   -------------
                                                       8,804,438
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    274,365,684
                                                   -------------
                (Cost $254,082,457)

MORTGAGE-BACKED SECURITIES - 12.64%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.98%

    270,973     6.50%, 05/01/06, Pool #348137....        277,409
    136,902     6.95%, 05/25/06, Series 1991-63, Class   138,187
     56,194     8.00%, 03/01/07, Pool #4490......         59,442
     52,689     7.00%, 04/01/07, Pool #77714.....         54,912
    755,588     6.60%, 11/01/07, Pool #375483....        825,715
    880,871     6.57%, 12/01/07, Pool #375567....        960,700
  1,070,308     6.58%, 12/01/07, Pool #380013....      1,168,977
  1,451,703     6.12%, 10/01/08, Pool #380999....      1,545,610
     23,915     9.00%, 03/01/09, Pool #52954.....         25,971
  1,932,918     6.50%, 05/01/11, Pool #250554....      2,024,127
  1,415,778     6.00%, 05/01/13, Pool #424339....      1,464,446
  5,465,755     6.00%, 08/01/16, Pool #253883....      5,621,187
    942,940     6.00%, 12/25/16, Series 1991-G22,
                Class G .........................        965,878
     24,594     8.50%, 08/01/17, Pool #70508.....         26,585
    489,200     6.75%, 04/25/21, Series 1996-45,
                Class O .........................        490,792
  3,300,221     6.50%, 06/01/28, Pool #431718....      3,408,509
    953,243     6.00%, 06/01/29, Pool #500303....        967,243
    926,223     6.00%, 07/01/29, Pool #501225....        939,827
  1,360,968     7.50%, 01/01/30, Pool #524827....      1,433,269
  1,172,263     8.00%, 02/01/30, Pool #526338....      1,249,926
    333,080     8.00%, 02/01/30, Pool #529898....        352,336
  1,580,742     7.00%, 03/01/30, Pool #534267....      1,653,851
    978,319     7.50%, 03/01/30, Pool #530327....      1,025,401
  1,176,344     8.00%, 03/01/30, Pool #533977....      1,244,352
  3,033,462     8.00%, 04/01/30, Pool #537033....      3,208,834
  3,453,471     6.50%, 06/01/31, Pool #596449....      3,557,075
  4,458,184     7.00%, 07/01/31, Pool #596213....      4,653,230
 11,597,261     6.50%, 08/01/31, Pool #584973....     11,945,179
  4,548,863     6.50%, 08/01/31, Pool #596659....      4,685,329
  4,495,449     6.00%, 09/01/31, Pool #602433....      4,554,451
  1,837,905     6.50%, 09/01/31, Pool #604108....      1,893,042
                                                   -------------
                                                      62,421,792
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.80%

 $   17,115     9.00%, 03/15/08, Pool #026553....  $      18,661
     51,673     9.00%, 11/15/08, Pool #028232....         56,340
    175,305     6.50%, 03/15/13, Pool #458165....        183,851
     55,770     6.50%, 03/15/13, Pool #463723....         58,488
    174,996     6.50%, 04/15/13, Pool #466013....        183,527
    195,690     6.50%, 04/15/13, Pool #473476....        205,230
    236,973     6.50%, 05/15/13, Pool #433742....        248,526
     72,473     6.50%, 05/15/13, Pool #450021....         76,006
     96,735     6.50%, 05/15/13, Pool #476292....        101,451
    280,566     6.50%, 10/15/13, Pool #434017....        294,243
  1,370,213     6.50%, 10/15/13, Pool #471586....      1,437,011
    102,155     6.50%, 10/15/13, Pool #484576....        107,136
    712,785     6.50%, 11/15/13, Pool #454228....        747,534
    594,009     6.50%, 11/15/13, Pool #477529....        622,967
    208,374     6.50%, 07/15/14, Pool #513006....        218,337
    697,581     6.50%, 08/15/14, Pool #510894....        730,934
     27,280     9.50%, 10/15/20, Pool #296422....         30,451
    532,909     7.75%, 07/20/22, Pool #008022 (B)        553,137
  1,072,829     7.00%, 11/15/22, Pool #330551....      1,127,476
    853,477     7.00%, 10/15/23, Pool #369348....        896,685
     62,800     8.00%, 06/15/25, Pool #410041....         67,294
     51,561     8.00%, 10/15/25, Pool #399781....         55,251
     35,345     8.00%, 01/15/26, Pool #417061....         37,631
     81,238     8.00%, 02/15/26, Pool #423487....         86,494
  1,805,145     7.50%, 04/15/26, Pool #345614....      1,903,864
     20,075     8.00%, 05/15/26, Pool #423253....         21,374
     35,135     8.00%, 05/15/26, Pool #432681....         37,408
  3,328,325     7.00%, 06/15/26, Pool #780518....      3,484,340
    228,340     8.00%, 06/15/26, Pool #345638....        243,111
     33,960     7.50%, 02/15/27, Pool #433448....         35,796
    597,358     8.00%, 03/15/27, Pool #442009....        633,759
  2,440,849     7.00%, 05/15/28, Pool #433801....      2,552,975
    787,693     6.50%, 06/15/28, Pool #476350....        814,770
    830,745     6.50%, 01/15/29, Pool #482909....        859,042
     19,919     6.50%, 03/15/29, Pool #464613....         20,598
    433,420     7.00%, 08/15/29, Pool #509742....        453,195
  1,137,275     7.50%, 09/15/29, Pool #466158....      1,198,049
    199,726     7.00%, 02/15/30, Pool #516433....        208,713
    626,136     7.50%, 03/15/30, Pool #515605....        658,812
    874,266     7.50%, 03/15/30, Pool #529283....        919,891
  2,670,208     8.50%, 06/15/30, Pool #532293....      2,841,268
                                                   -------------
                                                      25,031,626
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.61%

      8,492     9.50%, 10/01/04, Pool #885011....          8,827
    224,615     7.75%, 09/01/05, Pool #140661....        232,968
     59,665     8.00%, 06/01/07, Pool #170016....         63,133
     14,722     9.00%, 08/01/08, Pool #277811....         15,339
     21,625     10.00%, 02/01/09, Pool #160072...         23,875
    151,028     9.25%, 05/01/09, Pool #186624....        164,290
     15,570     9.50%, 08/01/09, Pool #306850....         16,427
     21,868     8.75%, 09/01/09, Pool #253356....         23,461
      7,316     10.00%, 04/01/10, Pool #257825...          8,105
     25,055     8.75%, 09/01/10, Pool #251926....         25,141
     32,773     9.50%, 09/01/10, Pool #181320....         35,917
     14,392     9.50%, 09/01/10, Pool #250083....         15,723
     16,658     9.75%, 11/01/10, Pool #254359....         18,230



   PAR VALUE                                              VALUE
   ---------                                            ---------


                FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)

 $   10,520     10.25%, 11/01/10, Pool #183419...  $      11,756
      7,122     9.50%, 03/01/11, Pool #183254....          7,823
     32,644     9.50%, 04/01/11, Pool #180002....         35,857
     41,282     10.00%, 05/01/11, Pool #185169...         45,256
     14,812     10.00%, 12/01/13, Pool #256124...         16,335
  1,566,168     7.00%, 12/01/14, Pool #E79780, Gold    1,648,881
      4,869     8.75%, 07/01/15, Pool #256211....          5,039
     51,095     9.25%, 08/01/15, Pool #258714....         55,358
     26,435     9.00%, 10/01/15, Pool #270674....         28,211
      7,721     9.50%, 09/01/16, Pool #170189....          8,535
     13,753     9.00%, 10/01/16, Pool #280542....         14,909
     23,288     9.50%, 11/01/16, Pool #282194....         25,726
     83,368     9.00%, 10/01/19, Pool #544021....         87,537
  3,000,000     6.00%, 04/15/22, Series 2118, Class QC 3,096,393
  1,978,373     6.00%, 11/01/28, Pool #C00680, Gold    2,017,322
  4,194,219     8.00%, 06/01/30, Pool #C39232, Gold    4,438,008
  1,192,074     8.00%, 06/01/30, Pool #C39573, Gold    1,261,363
  4,973,198     7.50%, 09/01/30, Pool #G01131, Gold    5,209,425
  4,494,000     7.00%, 11/01/31..................      4,680,782
                                                   -------------
                                                      23,345,952
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.25%

    442,257     Prudential Home Mortgage Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        442,531
  1,790,358     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................      1,850,371
                                                   -------------
                                                       2,292,902
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     113,092,272
                                                   -------------
                (Cost $108,498,105)

ASSET-BACKED SECURITIES - 7.89%

  4,400,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-3
                4.70%, 03/25/05..................      4,524,730
  3,575,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-4
                5.11%, 05/25/06..................      3,724,220
  7,200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................      7,487,459
  8,225,000     Citibank Credit Card Issuance Trust
                Series 2001-A6, Class A-6
                5.65%, 06/16/08..................      8,674,148
  1,500,000     Citibank Credit Card Master Trust I
                Series 1998-3, Class A
                5.80%, 02/07/05..................      1,557,883
  3,000,000     Citibank Credit Card Master Trust I
                Series 1998-9, Class A
                5.30%, 01/09/06..................      3,132,078
  4,000,000     Citibank Credit Card Master Trust I
                Series 1999-2, Class A
                5.88%, 03/10/11..................      4,210,826


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------




ASSET-BACKED SECURITIES (CONTINUED)

 $1,475,000     DaimlerChrysler Auto Trust
                Series 2001-B, Class A-4
                5.32%, 09/06/06..................  $   1,474,605
  5,675,000     Discover Card Master Trust I
                Series 2001-5, Class A
                5.30%, 11/16/06..................      5,928,274
  7,525,000     Ford Credit Auto Owner Trust
                Series 2001-B, Class A-5
                5.36%, 06/15/05..................      7,875,791
  2,750,000     Ford Credit Auto Owner Trust
                Series 2001-C, Class A-4
                4.83%, 02/15/05..................      2,833,756
  3,775,000     Ford Credit Auto Owner Trust
                Series 2001-D, Class A-3
                4.31%, 06/15/05..................      3,864,369
  4,666,357     Harley-Davidson Motorcycle Trust
                Series 2001-2 Class A-1
                3.77%, 04/17/06..................      4,726,902
  3,000,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................      3,124,147
  5,125,000     USAA Auto Owner Trust
                Series 2001-1, Class A-4
                5.08%, 03/15/06..................      5,334,942
  2,000,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................      2,081,501
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     70,555,631
                                                   -------------
                (Cost $68,150,182)

FOREIGN BONDS (D) - 6.49%

  2,800,000     European Investment Bank
                5.63%, 01/24/06..................      2,954,501
  2,750,000     Government of Canada
                5.63%, 02/19/03..................      2,840,530
  1,575,000     Government of Canada
                6.75%, 08/28/06..................      1,749,628
  4,875,000     Hydro-Quebec, Series JL
                6.30%, 05/11/11..................      5,240,537
  6,000,000     Hydro-Quebec, Series HH, Yankee
                8.50%, 12/01/29..................      7,773,744
  6,075,000     Oesterreich Kontrollbank AG
                3.63%, 10/18/04..................      6,130,380
  3,000,000     Province of British Columbia
                5.38%, 10/29/08..................      3,136,953
  2,850,000     Province of Manitoba
                Series EF, Yankee, Debenture
                5.50%, 10/01/08..................      2,985,899
  4,025,000     Province of Manitoba
                Series EM, Unsubordinated Note
                7.50%, 02/22/10..................      4,760,883
  1,500,000     Province of Ontario
                6.00%, 02/21/06..................      1,612,112
  3,395,000     Province of Ontario
                Senior Unsubordinated Note
                7.38%, 01/27/03..................      3,583,168



   PAR VALUE                                              VALUE
   ---------                                            ---------



FOREIGN BONDS (CONTINUED)

 $6,500,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................  $   7,640,692
  7,300,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................      7,626,792
                                                   -------------
                TOTAL FOREIGN BONDS .............     58,035,819
                                                   -------------
                (Cost $53,698,558)

MUNICIPAL SECURITIES - 2.02%

                CALIFORNIA - 0.31%

  2,500,000     Leland Stanford Junior University
                6.88%, 02/01/24..................      2,728,125
                                                   -------------

                FLORIDA - 0.45%

    450,000     County Water and Sewer
                District of Collier County, Water Revenue
                Series A
                6.30%, 07/01/04
                Insured: FGIC....................        478,269
    790,000     County Water and Sewer
                District of Collier County, Water Revenue
                Series A
                6.75%, 07/01/08
                Insured: FGIC....................        826,711
    645,000     Fort Myers Improvement Revenue Bonds
                Series B
                8.45%, 12/01/03
                Insured: AMBAC...................        693,859
  1,885,000     Vero Beach Water and Sewer Revenue
                Series A
                6.40%, 12/01/08
                Insured: FGIC....................      1,971,804
                                                   -------------
                                                       3,970,643
                                                   -------------

                MARYLAND - 0.06%

    510,000     Baltimore Project
                Baltimore City Parking Project
                Series B
                7.95%, 07/01/03
                Insured: FGIC....................        536,030
                                                   -------------

                MICHIGAN - 0.09%

    775,000     Michigan Higher Education Student Loan
                Series XV-C
                7.25%, 09/01/02..................        802,086
                                                   -------------

                MINNESOTA - 0.11%

    900,000     Minneapolis & St. Paul
                Metropolitan Airports, GO
                Series 9
                8.60%, 01/01/10..................        944,640
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


   PAR VALUE                                              VALUE
   ---------                                            ---------


                NEW HAMPSHIRE - 0.05%

 $  410,000     New Hampshire State, GO
                7.05%, 07/01/06..................  $     445,039
                                                   -------------

                NEW JERSEY - 0.33%

  1,645,000     New Jersey EDA State Contract
                Economic Recovery Project, Series B
                7.80%, 03/15/07..................      1,720,012
    555,000     New Jersey State, COP
                8.00%, 12/15/02..................        586,962
    600,000     Secaucus Municipal Utilities Authority
                Sewer Reveune, Series B
                8.50%, 12/01/06..................        675,996
                                                   -------------
                                                       2,982,970
                                                   -------------

                NEW YORK - 0.04%

    360,000     Buffalo, GO, Series D
                8.50%, 08/15/03
                Insured: FGIC....................        393,278
                                                   -------------

                OKLAHOMA - 0.12%

  1,010,000     Oklahoma City Airport Trust
                Junior Lien, 21st Series
                6.75%, 07/01/05
                Insured: MBIA....................      1,077,670
     15,000     Oklahoma HFA Single Family Revenue
                Mortgage Homeownership Loan
                Series B
                8.70%, 09/01/13
                Insured: MBIA....................         15,816
                                                   -------------
                                                       1,093,486
                                                   -------------

                TEXAS - 0.23%

  2,000,000     Texas State, Veterans Land, Series B
                6.05%, 12/01/02..................      2,068,560
                                                   -------------

                VIRGINIA - 0.23%
  1,980,000     Metropolitan Washington DC
                Airport Authority, GO, Series B
                6.90%, 10/01/08
                Insured: MBIA....................      2,084,980
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......     18,049,837
                                                   -------------
                (Cost $17,084,769)



   PAR VALUE                                              VALUE
   ---------                                            ---------


REPURCHASE AGREEMENT - 1.46%

 $13,062,000    Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                2.58%, Due 11/01/2001, dated 10/31/2001
                Repurchase Price $13,062,936
                (Collateralized by U.S. Treasury
                Bonds & Notes, 2.75% - 8.13%,
                Due 02/28/2003 - 08/15/2022;
                Total Par $11,668,4475
                Market Value $13,323,323)........  $  13,062,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     13,062,000
                                                   -------------
                (Cost $13,062,000)
TOTAL INVESTMENTS - 100.39%......................    898,066,487
                                                   -------------
(Cost $847,161,455)
NET OTHER ASSETS AND LIABILITIES - (0.39)%.......     (3,489,830)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 894,576,657
                                                   =============

--------------------------
(A)    Discount yield at time of purchase.
(B) Floating rate note. Interest rate shown reflects rate in effect on October 31, 2001.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On October 31, 2001, these securities amounted to $13,818,416 or 1.54% of net assets.
(D)    Euro-Dollar Bond

AMBAC    American Municipal Bond Assurance Corp.
CMO      Collateralized Mortgage Obligation
COP      Certificate of Participation
EDA      Economic Development Authority
FGIC     Federal Guaranty Insurance Corp.
GO       General Obligation
HFA      Housing Finance Authority
MBIA     Municipal Bond Insurance Association
MTN      Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001


                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------
ASSETS:
   Investments (Note 2):
     Investments at cost..................................    $ 121,942,793  $ 522,067,872   $ 113,538,678  $ 834,099,455
   Repurchase agreements..................................       15,175,000      7,330,000       2,332,000     13,062,000
   Net unrealized appreciation on investments.............        4,062,409     30,972,482       5,422,762     50,905,032
                                                              -------------  -------------  --------------  -------------
     Total investments at value...........................      141,180,202    560,370,354     121,293,440    898,066,487
   Cash...................................................              257            828             775             64
   Receivable for investments sold........................            2,255             --       1,043,282     13,102,630
   Receivable for shares sold.............................          288,855        707,501         216,625        647,793
   Interest receivables...................................        1,297,627      6,747,439       1,824,562     12,562,212
                                                              -------------  -------------  --------------  -------------
     Total Assets.........................................      142,769,196    567,826,122     124,378,684    924,379,186
                                                              -------------  -------------  --------------  -------------
LIABILITIES:
   Dividends payable......................................          304,059      1,867,861         344,310      2,483,838
   Payable for investments purchased......................        3,992,697      2,039,523       1,538,346     25,030,448
   Payable for shares repurchased.........................          382,845        790,998         331,882      1,647,820
   Advisory fee payable (Note 3)..........................           60,133        257,361          54,665        394,698
   Payable to Fleet affiliates (Note 3)...................           10,225         13,566           3,048         44,128
   Payable to Administrator (Note 3)......................           20,616         59,231          20,825         76,431
   Trustees' fees and expenses payable (Note 3)...........            3,833         16,205           4,883         15,841
   Accrued expenses and other payables....................           20,189         72,023          41,290        109,325
                                                              -------------  -------------  --------------  -------------
     Total Liabilities....................................        4,794,597      5,116,768       2,339,249     29,802,529
                                                              -------------  -------------  --------------  -------------
NET ASSETS................................................    $ 137,974,599  $ 562,709,354   $ 122,039,435  $ 894,576,657
                                                              =============  =============  ==============  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY TAXABLE BOND FUNDS

OCTOBER 31, 2001


                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------
NET ASSETS CONSIST OF:
   Par value (Note 5).....................................    $      13,430  $      52,504   $      11,175  $      79,640
   Paid-in capital in excess of par value.................      140,836,678    564,998,338     119,407,117    853,326,162
   Undistributed net investment income....................            3,061        401,107          32,479        193,639
   Accumulated net realized loss on investments sold......       (6,940,979)   (33,715,077)     (2,834,098)    (9,927,816)
   Unrealized appreciation of investments.................        4,062,409     30,972,482       5,422,762     50,905,032
                                                              -------------  -------------   -------------  -------------
TOTAL NET ASSETS..........................................    $ 137,974,599  $ 562,709,354   $ 122,039,435  $ 894,576,657
                                                              =============  =============   =============  =============
Retail A Shares:
Net Assets................................................    $  36,191,557  $  61,223,862   $          --  $  48,275,668
Shares of beneficial interest outstanding.................        3,522,761      5,712,503              --      4,297,737
NET ASSET VALUE and redemption price per share............    $       10.27  $       10.72   $          --  $       11.23
Sales charge - 4.75% of offering price....................             0.51           0.53              --           0.56
                                                              -------------  -------------   -------------  -------------
Maximum offering price per share..........................    $       10.78  $       11.25   $          --  $       11.79
                                                              =============  =============   =============  =============

Retail B Shares:
Net Assets................................................    $   1,647,024  $   3,695,488             N/A  $  14,245,567
Shares of beneficial interest outstanding.................          160,319        344,819             N/A      1,268,191
                                                              -------------  -------------   -------------  -------------
NET ASSET VALUE and offering price per share*.............    $       10.27  $       10.72             N/A  $       11.23
                                                              =============  =============   =============  =============
Trust Shares:
Net Assets................................................    $ 100,136,018  $ 497,790,004   $ 122,039,435  $ 831,727,295
Shares of beneficial interest outstanding.................        9,746,803     46,446,334      11,174,511     74,045,179
                                                              -------------  -------------   -------------  -------------
NET ASSET VALUE, offering and redemption price per share..    $       10.27  $       10.72   $       10.92  $       11.23
                                                              =============  =============   =============  =============
Prime A Shares:
Net Assets................................................    $          --  $          --             N/A  $      38,278
Shares of beneficial interest outstanding.................               --             --             N/A          3,408
NET ASSET VALUE and redemption price per share............    $          --  $          --             N/A  $       11.23
Sales charge - 4.75% of offering price....................               --             --             N/A           0.56
                                                              -------------  -------------   -------------  -------------
Maximum offering price per share..........................    $          --  $          --             N/A  $       11.79
                                                              =============  =============   =============  =============

Prime B Shares:
Net Assets................................................    $          --  $          --             N/A  $     289,849
Shares of beneficial interest outstanding.................               --             --             N/A         25,803
                                                              -------------  -------------   -------------  -------------
NET ASSET VALUE and offering price per share*.............    $          --  $          --             N/A  $       11.23
                                                              =============  =============   =============  =============

------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                           INTERMEDIATE
                                                           SHORT-TERM       GOVERNMENT         CORPORATE      HIGH QUALITY
                                                            BOND FUND       INCOME FUND        BOND FUND        BOND FUND
                                                         --------------    -------------     -------------    -------------
INVESTMENT INCOME:
   Interest (Note 2).................................     $   7,382,322    $  32,719,694     $   6,822,868    $  43,203,077
                                                         --------------    -------------     -------------    -------------
     Total investment income.........................         7,382,322       32,719,694         6,822,868       43,203,077
                                                         --------------    -------------     -------------    -------------
EXPENSES:
   Investment advisory fee (Note 3)..................           913,474        3,955,842           790,521        5,139,361
   Administration fee (Note 3).......................            79,900          347,297            70,048          450,700
   Custodian fee.....................................            14,688           32,756            19,714           48,410
   Fund accounting fee (Note 3)......................            55,520          122,407            58,436          126,336
   Professional fees (Note 3)........................            10,910           35,428            16,948           42,928
   Transfer agent fee (Note 3).......................            80,648          142,747            41,147          433,132
   Shareholder servicing and 12b-1 fees (Note 3).....            64,679          103,000                --          124,870
   Trustees' fees and expenses (Note 3)..............             2,177            7,314             1,769           10,491
   Reports to shareholders...........................            45,752          127,627            14,355          125,709
   Miscellaneous.....................................            52,061           77,453            16,104          109,746
                                                         --------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver......         1,319,809        4,951,871         1,029,042        6,611,683
                                                         --------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4).............          (323,035)      (1,075,271)         (216,801)      (1,424,921)
                                                         --------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver......           996,774        3,876,600           812,241        5,186,762
                                                         --------------    -------------     -------------    -------------
NET INVESTMENT INCOME................................         6,385,548       28,843,094         6,010,627       38,016,315
                                                         ==============    =============     =============    =============
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5 & 6):
Net realized gain on investments sold................           664,905        8,102,089           658,976       13,071,341
Net change in unrealized appreciation of investments*         4,516,764       32,052,300         7,149,143       46,017,581
                                                         --------------    -------------     -------------    -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS....................................         5,181,669       40,154,389         7,808,119       59,088,922
                                                         --------------    -------------     -------------    -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................     $  11,567,217    $  68,997,483     $  13,818,746    $  97,105,237
                                                         ==============    =============     =============    =============


------------------------------------
*Net change in unrealized appreciation does not include unrealized appreciation in connection with the acquisition of The Pillar Funds (See Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                  INTERMEDIATE GOVERNMENT
                                                                    SHORT-TERM BOND FUND                 INCOME FUND
                                                                ----------------------------     ---------------------------
                                                                  YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                    2001           2000              2001           2000
                                                                ------------    ------------     ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD.............................  $124,308,458    $ 56,903,078     $513,267,426   $292,417,679
                                                                ------------    ------------     ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................     6,385,548       4,478,231       28,843,094     21,903,295
   Net realized gain (loss) on investments sold...............       664,905        (510,764)       8,102,089     (2,882,294)
   Net change in unrealized appreciation of investments.......     4,516,764       1,195,272       32,052,300      8,711,539
                                                                ------------    ------------     ------------   ------------
     Net increase in net assets resulting from operations.....    11,567,217       5,162,739       68,997,483     27,732,540
                                                                ------------    ------------     ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................    (1,307,150)     (1,178,804)      (2,713,356)    (2,901,993)
                                                                ------------    ------------     ------------   ------------
   RETAIL B SHARES:
     Net investment income....................................       (51,671)        (45,593)        (113,922)       (69,431)
                                                                ------------    ------------     ------------   ------------
   TRUST SHARES:
     Net investment income....................................    (4,464,516)     (3,037,024)     (25,764,574)   (19,066,951)
                                                                ------------    ------------     ------------   ------------
   BKB SHARES:
     Net investment income....................................      (650,949)       (418,520)        (450,079)      (282,902)
                                                                ------------    ------------     ------------   ------------
   Total Dividends to shareholders............................    (6,474,286)     (4,679,941)     (29,041,931)   (22,321,277)
                                                                ------------    ------------     ------------   ------------
NET INCREASE FROM SHARE TRANSACTIONS (1)......................     8,573,210      66,922,582        9,486,376    215,438,484
                                                                ------------    ------------     ------------   ------------
   Net increase in net assets.................................    13,666,141      67,405,380       49,441,928    220,849,747
                                                                ------------    ------------     ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................  $137,974,599    $124,308,458     $562,709,354   $513,267,426
                                                                ============    ============     ============   ============
(A) Undistributed net investment income.......................  $      3,061    $     10,416     $    401,107   $    284,447
                                                                ============    ============     ============   ============


---------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 37 - 38.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                    CORPORATE BOND FUND            HIGH QUALITY BOND FUND
                                                                ----------------------------     --------------------------
                                                                  YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                    2001           2000              2001           2000
                                                                ------------    ------------     ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD.............................  $ 89,599,943    $ 79,382,000     $605,913,399   $287,566,327
                                                                ------------    ------------     ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................     6,010,627       5,149,111       38,016,315     24,236,328
   Net realized gain (loss) on investments sold...............       658,976        (722,205)      13,071,341     (3,929,042)
   Net change in unrealized appreciation of investments.......     7,149,143         598,236       46,017,581     11,034,381
                                                                ------------    ------------     ------------   ------------
     Net increase in net assets resulting from operations.....    13,818,746       5,025,142       97,105,237     31,341,667
                                                                ------------    ------------     ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................            --              --       (2,024,243)    (2,167,004)
                                                                ------------    ------------     ------------   ------------
   RETAIL B SHARES:
     Net investment income....................................           N/A             N/A         (362,933)      (310,534)
                                                                ------------    ------------     ------------   ------------
   TRUST SHARES:
     Net investment income....................................    (6,010,986)     (5,409,494)     (35,504,992)   (21,835,257)
                                                                ------------    ------------     ------------   ------------
   PRIME A SHARES:
     Net investment income....................................           N/A             N/A           (1,925)          (937)
                                                                ------------    ------------     ------------   ------------
   PRIME B SHARES:
     Net investment income....................................           N/A             N/A          (13,996)       (13,849)
                                                                ------------    ------------     ------------   ------------
   BKB SHARES:
     Net investment income....................................           N/A             N/A         (281,513)      (187,125)
                                                                ------------    ------------     ------------   ------------
   Total Dividends to shareholders............................    (6,010,986)     (5,409,494)     (38,189,602)   (24,514,706)
                                                                ------------    ------------     ------------   ------------
NET INCREASE FROM SHARE TRANSACTIONS (1)......................    24,631,732      10,602,295      229,747,623    311,520,111
                                                                ------------    ------------     ------------   ------------
   Net increase in net assets.................................    32,439,492      10,217,943      288,663,258    318,347,072
                                                                ------------    ------------     ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................  $122,039,435    $ 89,599,943     $894,576,657   $605,913,399
                                                                ============    ============     ============   ============
(A) Undistributed net investment income.......................  $     32,479    $      4,954     $    193,639   $     69,744
                                                                ============    ============     ============   ============


-------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on page 39.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY


                                                                                           SHORT-TERM BOND FUND
                                                                         ----------------------------------------------------------
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                    2001                           2000
                                                                         ----------------------------  ----------------------------
                                                                            SHARES          DOLLARS       SHARES         DOLLARS
                                                                         ------------    ------------  ------------    ------------
RETAIL A SHARES:
Sold .............................................................          1,779,253    $ 18,030,665     1,870,282    $ 18,332,555
Issued to shareholders due to conversion of BKB Shares into
  Retail A Shares ................................................          1,727,215      17,454,602            --              --
Issued to shareholders in reinvestment of dividends...............            110,384       1,115,404       100,699         985,283
Repurchased.......................................................         (2,163,385)    (21,917,145)   (2,401,242)    (23,529,002)
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................          1,453,467    $ 14,683,526      (430,261)   $ (4,211,164)
                                                                         ============    ============  ============    ============
RETAIL B SHARES:
Sold .............................................................             98,873    $    997,302        39,239    $    385,612
Issued to shareholders in reinvestment of dividends...............              4,403          44,455         3,709          36,233
Repurchased.......................................................            (28,159)       (283,987)      (40,101)       (391,961)
                                                                         ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................             75,117    $    757,770         2,847    $     29,884
                                                                         ============    ============  ============    ============
TRUST SHARES:
Sold .............................................................          4,740,786    $ 48,094,913       722,435    $  7,073,517
Issued in connection with acquisition (Note 8)....................                 --              --    11,061,444     108,194,361
Issued to shareholders in reinvestment of dividends...............            122,022       1,228,926       119,604       1,171,436
Repurchased.......................................................         (3,626,566)    (36,534,462)   (6,580,694)    (64,377,825)
                                                                         ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................          1,236,242    $ 12,789,377     5,322,789    $ 52,061,489
                                                                         ============    ============  ============    ============
BKB SHARES:
Sold .............................................................             89,029    $    894,390        89,665    $    874,213
Issued in connection with acquisition (Note 8)....................                 --              --     2,139,391      20,925,840
Issued to shareholders in reinvestment of dividends...............             55,130         553,116        37,415         367,676
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares................................         (1,727,215)    (17,454,602)           --              --
Repurchased.......................................................           (364,942)     (3,650,367)     (318,473)     (3,125,356)
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................         (1,947,998)   $(19,657,463)    1,947,998    $ 19,042,373
                                                                         ============    ============  ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                                     INTERMEDIATE GOVERNMENT INCOME FUND
                                                                         ----------------------------------------------------------
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                    2001                          2000
                                                                         ----------------------------  ----------------------------
                                                                            SHARES          DOLLARS       SHARES         DOLLARS
                                                                         ------------    ------------  ------------    ------------
RETAIL A SHARES:

Sold .............................................................          1,418,625    $ 14,610,049       727,407    $  7,106,776
Issued in connection with acquisition (Note 9)....................             62,715         653,034            --              --
Issued to shareholders due to conversion of BKB Shares into
   Retail A Shares ...............................................          1,132,950       11,667,138           --              --
Issued to shareholders in reinvestment of dividends...............            210,967       2,181,147       233,635       2,287,887
Repurchased.......................................................         (1,893,383)    (19,500,910)   (1,908,768)    (18,681,570)
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................            931,874    $  9,610,458      (947,726)   $ (9,286,907)
                                                                         ============    ============  ============    ============
RETAIL B SHARES:
Sold .............................................................            250,671    $  2,579,770       103,897    $  1,017,002
Issued in connection with acquisition (Note 9)....................                 --              --            --              --
Issued to shareholders in reinvestment of dividends...............             10,151         105,075         6,546          64,247
Repurchased.......................................................            (93,469)       (958,898)      (43,079)       (422,731)
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................            167,353    $  1,725,947        67,364    $    658,518
                                                                         ============    ============  ============    ============
TRUST SHARES:
Sold..............................................................         14,423,077    $148,768,921     4,754,155    $ 46,237,557
Issued in connection with acquisition (Note 8)....................                 --              --    23,087,034     227,157,843
Issued in connection with acquisition (Note 9)....................          1,845,270      19,212,553            --              --
Issued to shareholders in reinvestment of dividends...............            368,600       3,808,632       386,986       3,791,756
Repurchased.......................................................        (15,586,314)   (160,751,821)   (6,666,272)    (65,420,940)
                                                                         ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................          1,050,633    $ 11,038,285    21,561,903    $211,766,216
                                                                         ============    ============  ============    ============
PRIME A SHARES:
Sold .............................................................                 --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends...............                 --              --            --              --
Repurchased.......................................................                 --              --            --              --
                                                                         ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................                 --    $         --            --    $         --
                                                                         ============    ============  ============    ============
PRIME B SHARES:
Sold .............................................................                 --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends...............                 --              --            --              --
Repurchased.......................................................                 --              --            --              --
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................                 --    $         --            --    $         --
                                                                         ============    ============  ============    ============
BKB SHARES:
Sold .............................................................             20,544    $    167,382        18,730    $    164,371
Issued in connection with acquisition (Note 8)....................                 --              --     1,590,993      15,654,093
Issued to shareholders in reinvestment of dividends...............             28,219         330,523        21,243         210,316
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares................................         (1,132,950)    (11,667,138)           --              --
Repurchased.......................................................           (167,851)     (1,719,081)     (378,928)     (3,728,123)
                                                                         ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................         (1,252,038)   $(12,888,314)    1,252,038    $ 12,300,657
                                                                         ============    ============  ============    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        CORPORATE BOND FUND
                                                                       ----------------------------------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                  2001                          2000
                                                                       ----------------------------  ----------------------------
                                                                          SHARES          DOLLARS       SHARES         DOLLARS
                                                                       ------------    ------------  ------------    ------------
RETAIL A SHARES:
Sold .............................................................
Issued in connection with acquisition (Note 9)....................               --    $         --            --    $         --
Issued to shareholders due to conversion of BKB Shares into                      --              --            --              --
   Retail A Shares ...............................................               --              --            --              --
Issued to shareholders in reinvestment of dividends...............               --              --            --              --
Repurchased.......................................................               --              --            --              --
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................               --    $         --            --    $         --
                                                                       ============    ============  ============    ============
RETAIL B SHARES:
Sold .............................................................              N/A             N/A           N/A             N/A
Issued in connection with acquisition (Note 9)....................              N/A             N/A           N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A           N/A             N/A
Repurchased.......................................................              N/A             N/A           N/A             N/A
                                                                       ------------    ------------  ------------    ------------
  Net increase (decrease) in shares outstanding..................               N/A             N/A           N/A             N/A
                                                                       ============    ============  ============    ============
 TRUST SHARES:
Sold..............................................................        5,794,526    $ 60,975,226     2,978,094    $ 29,826,808
Issued in connection with acquisition (Note 8)....................               --              --            --              --
Issued in connection with acquisition (Note 9)....................               --              --            --              --
Issued to shareholders in reinvestment of dividends...............          225,814       2,380,886       250,577       2,518,842
Repurchased.......................................................       (3,681,161)    (38,724,380)   (2,163,149)    (21,743,355)
                                                                       ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................        2,339,179    $ 24,631,732     1,065,522    $ 10,602,295
                                                                       ============    ============  ============    ============
PRIME A SHARES:
Sold .............................................................              N/A             N/A           N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A           N/A             N/A
Repurchased.......................................................              N/A             N/A           N/A             N/A
                                                                       ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................              N/A             N/A           N/A             N/A
                                                                       ============    ============  ============    ============
PRIME B SHARES:
Sold .............................................................              N/A             N/A           N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A           N/A             N/A
Repurchased.......................................................              N/A             N/A           N/A             N/A
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................              N/A             N/A           N/A             N/A
                                                                       ============    ============  ============    ============
BKB SHARES:
Sold .............................................................              N/A             N/A           N/A             N/A
Issued in connection with acquisition (Note 8)....................              N/A             N/A           N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A           N/A             N/A
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares................................              N/A             N/A           N/A             N/A
Repurchased.......................................................              N/A             N/A           N/A             N/A
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................              N/A             N/A           N/A             N/A
                                                                       ============    ============  ============    ============




                                                                                         HIGH QUALITY BOND FUND
                                                                       ----------------------------------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                  2001                          2000
                                                                       ----------------------------  ----------------------------
                                                                          SHARES          DOLLARS       SHARES         DOLLARS
                                                                       ------------    ------------  ------------    ------------
RETAIL A SHARES:
Sold .............................................................
Issued in connection with acquisition (Note 9)....................        1,220,551    $ 13,139,346       564,025    $  5,742,399
Issued to shareholders due to conversion of BKB Shares into                 281,189       3,061,797            --              --
   Retail A Shares ...............................................          688,933       7,397,112            --              --
Issued to shareholders in reinvestment of dividends...............          164,443       1,777,021       188,937       1,924,737
Repurchased.......................................................       (1,286,521)    (13,834,282)   (1,710,958)    (17,391,998)
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................        1,068,595    $ 11,540,994      (957,996)   $ (9,724,862)
                                                                       ============    ============  ============    ============
RETAIL B SHARES:
Sold .............................................................          298,391    $  3,227,591       110,687    $  1,124,346
Issued in connection with acquisition (Note 9)....................          574,735       6,258,543            --              --
Issued to shareholders in reinvestment of dividends...............           26,740         289,934        22,692         230,997
Repurchased.......................................................         (189,490)     (2,043,933)     (214,813)     (2,182,371)
                                                                       ------------    ------------  ------------    ------------
  Net increase (decrease) in shares outstanding..................           710,376    $  7,732,135       (81,434)   $   (827,028)
                                                                       ============    ============  ============    ============
 TRUST SHARES:
Sold..............................................................       16,138,401    $173,946,688    10,026,402    $102,157,244
Issued in connection with acquisition (Note 8)....................               --              --    28,577,262     292,464,740
Issued in connection with acquisition (Note 9)....................       17,925,356     195,196,556            --              --
Issued to shareholders in reinvestment of dividends...............        1,107,483      11,969,774       952,843       9,712,483
Repurchased.......................................................      (15,103,368)   (162,738,287)   (8,782,952)    (89,698,719)
                                                                       ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................       20,067,872    $218,374,731    30,773,555    $314,635,748
                                                                       ============    ============  ============    ============
PRIME A SHARES:
Sold .............................................................               --    $         --         2,302    $     23,773
Issued to shareholders in reinvestment of dividends...............              144           1,552            40             397
Repurchased.......................................................               --              (5)         (647)         (6,579)
                                                                       ------------    ------------  ------------    ------------
   Net increase in shares outstanding.............................              144    $      1,547         1,695    $     17,591
                                                                       ============    ============  ============    ============
PRIME B SHARES:
Sold .............................................................            9,804    $    104,795           907    $      9,150
Issued to shareholders in reinvestment of dividends...............            1,128          12,195         1,176          11,970
Repurchased.......................................................          (10,411)       (113,519)       (8,310)        (83,968)
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................              521    $      3,471        (6,227)   $    (62,848)
                                                                       ============    ============  ============    ============
BKB SHARES:
Sold .............................................................           17,860    $    190,629         7,621    $     78,057
Issued in connection with acquisition (Note 8)....................               --              --     1,055,977      10,807,053
Issued to shareholders in reinvestment of dividends...............           22,007         235,449        15,725         161,973
Redeemed from shareholders due to conversion of
   BKB Shares into Retail A Shares................................         (688,933)     (7,397,112)           --              --
Repurchased.......................................................          (87,493)       (934,221)     (342,764)     (3,565,573)
                                                                       ------------    ------------  ------------    ------------
   Net increase (decrease) in shares outstanding..................         (736,559)   $ (7,905,255)      736,559    $  7,481,510
                                                                       ============    ============  ============    ============

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     INCOME FROM INVESTMENT OPERATIONS                       LESS DIVIDENDS
                                --------------------------------------------    --------------------------------------------

                                                    NET
                      NET                       REALIZED AND       TOTAL          DIVIDEND       DIVIDENDS
                 ASSET VALUE,        NET         UNREALIZED        FROM           FROM NET       FROM NET
                   BEGINNING     INVESTMENT    GAIN (LOSS) ON    INVESTMENT      INVESTMENT      REALIZED         TOTAL
                   OF PERIOD     INCOME (A)      INVESTMENTS     OPERATIONS        INCOME      CAPITAL GAINS     DIVIDENDS
                 ------------   ------------    ------------    ------------    ------------   -------------    -----------
RETAIL A
10/31/01           $   9.86     $   0.51(2)     $   0.42         $   0.93       $   (0.52)         $   --        $   (0.52)
10/31/00               9.86         0.52(2)         0.03             0.55           (0.55)             --            (0.55)
10/31/99              10.10         0.49           (0.25)            0.24           (0.48)             --            (0.48)
10/31/98              10.01         0.51            0.11             0.62           (0.53)             --            (0.53)
10/31/97               9.99         0.53            0.02             0.55           (0.53)             --            (0.53)

RETAIL B
10/31/01               9.86         0.44(2)         0.42             0.86           (0.45)             --            (0.45)
10/31/00               9.86         0.45(2)         0.03             0.48           (0.48)             --            (0.48)
10/31/99              10.10         0.42           (0.25)            0.17           (0.41)             --            (0.41)
10/31/98              10.01         0.45            0.11             0.56           (0.47)             --            (0.47)
10/31/97               9.99         0.46            0.03             0.49           (0.47)             --            (0.47)

TRUST
10/31/01               9.86         0.53(2)         0.42             0.95           (0.54)             --            (0.54)
10/31/00               9.86         0.54(2)         0.03             0.57           (0.57)             --            (0.57)
10/31/99              10.10         0.51           (0.25)            0.26           (0.50)             --            (0.50)
10/31/98              10.01         0.54            0.11             0.65           (0.56)             --            (0.56)
10/31/97               9.99         0.54            0.02             0.56           (0.54)             --            (0.54)


-----------------------------------------
(1) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.49(2), $0.50(2), $0.47, $0.49 and $0.51, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.42(2), $0.43(2), $0.39, $0.42 and $0.44, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.51(2), $0.52(2), $0.49, $0.52 and $0.52, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                          ----------------------------------------------
                                                                              RATIO OF       RATIO OF       RATIO OF
                                                                           NET INVESTMENT    OPERATING      OPERATING
                                                                              INCOME         EXPENSES       EXPENSES
             NET INCREASE       NET ASSET                    NET ASSETS,     INCLUDING      INCLUDING       EXCLUDING     PORTFOLIO
          (DECREASE) IN NET       VALUE,         TOTAL      END OF PERIOD  REIMBURSEMENT/ REIMBURSEMENT/  REIMBURSEMENT/   TURNOVER
             ASSET VALUE      END OF PERIOD     RETURN(1)     (IN 000S)       WAIVER         WAIVER          WAIVER          RATE
            -------------     -------------   ------------  ------------    ------------   ------------    ------------   ----------
RETAIL A
10/31/01      $     0.41        $   10.27        9.62%      $  36,192          5.06%            1.00%          1.24%         108%
10/31/00              --             9.86        5.76%         20,394          5.31%            1.06%          1.29%         110%
10/31/99           (0.24)            9.86        2.43%         24,653          4.86%            1.10%          1.30%         151%
10/31/98            0.09            10.10        6.42%         29,067          5.07%            1.11%          1.31%         133%
10/31/97            0.02            10.01        5.64%         27,961          5.29%            1.00%          1.21%         173%

RETAIL B
10/31/01            0.41            10.27        8.89%          1,647          4.39%            1.67%          1.91%         108%
10/31/00              --             9.86        5.02%            840          4.61%            1.76%          2.01%         110%
10/31/99           (0.24)            9.86        1.71%            812          4.17%            1.79%          2.08%         151%
10/31/98            0.09            10.10        5.73%          1,087          4.40%            1.78%          1.99%         133%
10/31/97            0.02            10.01        4.99%            905          4.56%            1.75%          2.01%         173%

TRUST
10/31/01            0.41            10.27        9.89%        100,136          5.31%            0.75%          1.00%         108%
10/31/00              --             9.86        6.04%         83,876          5.56%            0.81%          1.04%         110%
10/31/99           (0.24)            9.86        2.67%         31,438          5.10%            0.86%          1.06%         151%
10/31/98            0.09            10.10        6.68%         38,071          5.33%            0.85%          1.05%         133%
10/31/97            0.02            10.01        5.77%         49,837          5.43%            0.86%          1.07%         173%


--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                     INCOME FROM INVESTMENT OPERATIONS                       LESS DIVIDENDS
                                --------------------------------------------    --------------------------------------------

                                                    NET
                      NET                       REALIZED AND       TOTAL          DIVIDEND       DIVIDENDS
                 ASSET VALUE,        NET         UNREALIZED        FROM           FROM NET       FROM NET
                   BEGINNING     INVESTMENT    GAIN (LOSS) ON    INVESTMENT      INVESTMENT      REALIZED         TOTAL
                   OF PERIOD     INCOME (A)      INVESTMENTS     OPERATIONS        INCOME      CAPITAL GAINS     DIVIDENDS
                 ------------   ------------    ------------    ------------    ------------   -------------    -----------
RETAIL A
10/30/01           $   9.95     $   0.54          $   0.77       $   1.31         $   (0.54)       $  --         $   (0.54)
10/31/00               9.86         0.55(3)           0.11           0.66             (0.57)          --             (0.57)
10/31/99              10.50         0.54             (0.65)         (0.11)            (0.53)          --             (0.53)
10/31/98              10.18         0.57              0.34           0.91             (0.59)          --             (0.59)
10/31/97              10.06         0.59              0.12           0.71             (0.59)          --             (0.59)

RETAIL B
10/30/01               9.95         0.46              0.77           1.23             (0.46)          --             (0.46)
10/31/00               9.85         0.48(3)           0.11           0.59             (0.49)          --             (0.49)
10/31/99(1)           10.50         0.47             (0.66)         (0.19)            (0.46)          --             (0.46)

TRUST
10/30/01               9.95         0.57              0.77           1.34             (0.57)          --             (0.57)
10/31/00               9.85         0.58(3)           0.11           0.69             (0.59)          --             (0.59)
10/31/99              10.50         0.56             (0.65)         (0.09)            (0.56)          --             (0.56)
10/31/98              10.18         0.59              0.35           0.94             (0.62)          --             (0.62)
10/31/97              10.06         0.62              0.12           0.74             (0.62)          --             (0.62)


------------------------------------
(1)  The Fund began offering Retail B Shares on November 1, 1998.
(2) Calculation does not include the effect of any sales charges for Retail A Shares and Retail B Shares.
(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.52,
     $0.58(3), $0.52, $0.55 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.43, $0.35(3) and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.55, $0.40(3), $0.54, $0.57 and $0.60, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                          ----------------------------------------------
                                                                              RATIO OF       RATIO OF       RATIO OF
                                                                           NET INVESTMENT    OPERATING      OPERATING
                                                                              INCOME         EXPENSES       EXPENSES
              NET INCREASE      NET ASSET                    NET ASSETS,     INCLUDING      INCLUDING       EXCLUDING     PORTFOLIO
           (DECREASE) IN NET      VALUE,         TOTAL      END OF PERIOD  REIMBURSEMENT/ REIMBURSEMENT/  REIMBURSEMENT/   TURNOVER
              ASSET VALUE     END OF PERIOD     RETURN(1)     (IN 000S)       WAIVER         WAIVER          WAIVER          RATE
             -------------   ---------------  ------------  ------------    ------------   ------------    ------------   ----------
RETAIL A
10/30/01       $   0.77         $   10.72        13.52%      $   61,224         5.22%           0.98%           1.18%         86%
10/31/00           0.09              9.95         7.01%          47,548         5.63%           0.97%           1.18%         99%
10/31/99          (0.64)             9.86        (1.11)%         56,454         5.28%           0.97%           1.17%        184%
10/31/98           0.32             10.50         9.22%          66,865         5.49%           1.01%           1.21%        205%
10/31/97           0.12             10.18         7.33%          65,626         5.90%           1.02%           1.22%        128%

RETAIL B
10/30/01           0.77             10.72        12.64%           3,695         4.44%           1.76%           1.98%         86%
10/31/00           0.10              9.95         6.22%           1,765         4.89%           1.71%           2.09%         99%
10/31/99(1)       (0.65)             9.85        (1.78)%          1,084         4.61%           1.64%           2.14%        184%

TRUST
10/30/01           0.77             10.72        13.84%         497,790         5.50%           0.70%           0.90%         86%
10/31/00           0.10              9.95         7.29%         451,501         5.90%           0.70%           0.90%         99%
10/31/99          (0.65)             9.85        (0.86)%        234,880         5.53%           0.72%           0.92%        184%
10/31/98           0.32             10.50         9.52%         239,763         5.77%           0.73%           0.93%        205%
10/31/97           0.12             10.18         7.63%         209,215         6.19%           0.74%           0.94%        128%


--------------------------------------------------------------------------------
CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                     INCOME FROM INVESTMENT OPERATIONS                       LESS DIVIDENDS
                                --------------------------------------------    --------------------------------------------

                                                    NET
                      NET                       REALIZED AND       TOTAL          DIVIDEND       DIVIDENDS
                 ASSET VALUE,        NET         UNREALIZED        FROM           FROM NET       FROM NET
                   BEGINNING     INVESTMENT    GAIN (LOSS) ON    INVESTMENT      INVESTMENT      REALIZED         TOTAL
                   OF PERIOD     INCOME (A)      INVESTMENTS     OPERATIONS        INCOME      CAPITAL GAINS     DIVIDENDS
                 ------------   ------------    ------------    ------------    ------------   -------------    -----------
TRUST
10/31/01          $   10.14       $   0.60        $   0.78       $   1.38       $   (0.60)       $   --         $   (0.60)
10/31/00              10.22           0.61           (0.05)          0.56           (0.64)           --             (0.64)
10/31/99              10.90           0.59           (0.68)         (0.09)          (0.59)           --             (0.59)
10/31/98              10.63           0.62            0.30           0.92           (0.65)           --             (0.65)
10/31/97              10.53           0.66            0.11           0.77           (0.66)        (0.01)            (0.67)


------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.58, $0.60,
     $0.57, $0.60 and $0.64, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                         ----------------------------------------------
                                                                             RATIO OF       RATIO OF       RATIO OF
                                                                          NET INVESTMENT    OPERATING      OPERATING
                                                                             INCOME         EXPENSES       EXPENSES
           NET INCREASE       NET ASSET                     NET ASSETS,     INCLUDING      INCLUDING       EXCLUDING     PORTFOLIO
        (DECREASE) IN NET       VALUE,         TOTAL       END OF PERIOD  REIMBURSEMENT/ REIMBURSEMENT/  REIMBURSEMENT/   TURNOVER
           ASSET VALUE      END OF PERIOD     RETURN(1)      (IN 000S)       WAIVER         WAIVER          WAIVER          RATE
          -------------    ---------------  ------------   ------------    ------------   ------------    ------------   ----------
TRUST
10/31/01    $   0.78          $   10.92         13.99%      $  122,039        5.70%            0.77%           0.97%         79%
10/31/00       (0.08)             10.14          5.69%          89,600        6.01%            0.83%           1.03%         75%
10/31/99       (0.68)             10.22         (0.82)%         79,382        5.62%            0.85%           1.05%        206%
10/31/98        0.27              10.90          8.96%          83,565        5.80%            0.82%           1.02%        155%
10/31/97        0.10              10.63          7.56%          91,728        6.27%            0.80%           1.00%         37%


--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                     INCOME FROM INVESTMENT OPERATIONS                       LESS DIVIDENDS
                                --------------------------------------------    --------------------------------------------

                                                    NET
                      NET                       REALIZED AND       TOTAL          DIVIDEND       DIVIDENDS
                 ASSET VALUE,        NET         UNREALIZED        FROM           FROM NET       FROM NET
                   BEGINNING     INVESTMENT    GAIN (LOSS) ON    INVESTMENT      INVESTMENT      REALIZED         TOTAL
                   OF PERIOD     INCOME (A)      INVESTMENTS     OPERATIONS        INCOME      CAPITAL GAINS     DIVIDENDS
                 ------------   ------------    ------------    ------------    ------------   -------------    -----------
RETAIL A
10/31/01         $   10.35       $   0.57        $   0.89         $   1.46       $   (0.58)        $   --       $   (0.58)
10/31/00             10.25           0.59            0.11             0.70           (0.60)            --           (0.60)
10/31/99             11.20           0.57           (0.86)           (0.29)          (0.57)         (0.09)          (0.66)
10/31/98             10.70           0.58            0.50             1.08           (0.58)            --           (0.58)
10/31/97             10.47           0.60            0.23             0.83           (0.60)            --           (0.60)

RETAIL B
10/31/01             10.35           0.51            0.88             1.39           (0.51)            --           (0.51)
10/31/00             10.25           0.52            0.11             0.63           (0.53)            --           (0.53)
10/31/99             11.20           0.50           (0.86)           (0.36)          (0.50)         (0.09)          (0.59)
10/31/98             10.70           0.51            0.51             1.02           (0.52)            --           (0.52)
10/31/97             10.47           0.53            0.24             0.77           (0.54)            --           (0.54)

TRUST
10/31/01             10.35           0.60            0.88             1.48           (0.60)            --           (0.60)
10/31/00             10.25           0.61            0.11             0.72           (0.62)            --           (0.62)
10/31/99             11.20           0.58           (0.86)           (0.28)          (0.58)         (0.09)          (0.67)
10/31/98             10.70           0.59            0.50             1.09           (0.59)            --           (0.59)
10/31/97             10.47           0.61            0.23             0.84           (0.61)            --           (0.61)

A PRIME
10/31/01             10.35           0.57            0.89             1.46           (0.58)            --           (0.58)
10/31/00             10.25           0.57            0.12             0.69           (0.59)            --           (0.59)
10/31/99(1)          11.20           0.60           (0.89)           (0.29)          (0.57)         (0.09)          (0.66)

B PRIME
10/31/01             10.35           0.49            0.89             1.38           (0.50)            --           (0.50)
10/31/00             10.24           0.51            0.12             0.63           (0.52)            --           (0.52)
10/31/99(1)          11.20           0.49           (0.87)           (0.38)          (0.49)         (0.09)          (0.58)


----------------------------------
(1)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.
(2) Calculation does not include the effect of any sales charges for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.55, $0.56, $0.55, $0.56 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.49, $0.50, $0.47, $0.49 and $0.51, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.58, $0.59, $0.56, $0.56 and $0.59, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the years ended October 31, 2001, 2000 and 1999 were $0.53, $0.52 and $o.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the years ended October 31, 2001, 2000 and 1999 were $0.46, $0.48 and $0.45, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                          ----------------------------------------------
                                                                              RATIO OF       RATIO OF       RATIO OF
                                                                           NET INVESTMENT    OPERATING      OPERATING
                                                                              INCOME         EXPENSES       EXPENSES
              NET INCREASE      NET ASSET                    NET ASSETS,     INCLUDING      INCLUDING       EXCLUDING     PORTFOLIO
           (DECREASE) IN NET      VALUE,         TOTAL      END OF PERIOD  REIMBURSEMENT/ REIMBURSEMENT/  REIMBURSEMENT/   TURNOVER
              ASSET VALUE     END OF PERIOD     RETURN(1)     (IN 000S)       WAIVER         WAIVER          WAIVER          RATE
             -------------   ---------------  ------------  ------------    ------------   ------------    ------------   ----------
RETAIL A
10/31/01        $   0.88       $   11.23          14.45%      $  48,276         5.30%           0.98%          1.18%         131%
10/31/00            0.10           10.35           7.04%         33,429         5.76%           1.01%          1.23%         104%
10/31/99           (0.95)          10.25          (2.66)%        42,906         5.32%           0.99%          1.20%         226%
10/31/98            0.50           11.20          10.35%         45,879         5.30%           1.00%          1.20%         253%
10/31/97            0.23           10.70           8.22%         27,950         5.73%           1.01%          1.21%         182%

RETAIL B
10/31/01            0.88           11.23          13.70%         14,246         4.64%           1.64%          1.84%         131%
10/31/00            0.10           10.35           6.37%          5,775         5.13%           1.65%          1.91%         104%
10/31/99           (0.95)          10.25          (3.25)%         6,550         4.72%           1.59%          1.88%         226%
10/31/98            0.50           11.20           9.73%          5,420         4.69%           1.61%          1.81%         253%
10/31/97            0.23           10.70           7.59%          1,998         5.07%           1.69%          1.95%         182%

TRUST
10/31/01            0.88           11.23          14.73%        831,727         5.55%           0.73%          0.94%         131%
10/31/00            0.10           10.35           7.27%        558,789         5.99%           0.78%          0.99%         104%
10/31/99           (0.95)          10.25          (2.52)%       237,772         5.46%           0.84%          1.04%         226%
10/31/98            0.50           11.20          10.50%        217,143         5.43%           0.87%          1.07%         253%
10/31/97            0.23           10.70           8.36%        182,398         5.88%           0.87%          1.09%         182%

A PRIME
10/31/01            0.88           11.23          14.48%             38         5.33%           0.95%          1.33%         131%
10/31/00            0.10           10.35           7.00%             34         5.74%           1.05%          1.52%         104%
10/31/99(1)        (0.95)          10.25          (2.68)%            16         5.35%           0.96%          1.52%         226%

B PRIME
10/31/01            0.88           11.23          13.65%            290         4.60%           1.68%          1.96%         131%
10/31/00            0.11           10.35           6.41%            262         5.07%           1.71%          2.00%         104%
10/31/99(1)        (0.96)          10.24          (3.46)%           323         4.60%           1.71%          2.07%         226%


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered forty managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund," and collectively, the "Funds") only.

  The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all five series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares and Retail B Shares, and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares are substantially the same except that (i) Retail A Shares and Prime A Shares are subject to a maximum 4.75% front-end sales charge, (ii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% (5.50% with respect to Retail B Shares issued in connection with The Pillar Funds reorganization) contingent deferred sales charge, and (iii) each series of shares bears the following series-specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares purchased prior to January 1, 2001 will convert automatically to Retail A Shares six years after the date of purchase, Retail B Shares purchased on or after January 1, 2001 will automatically convert to Retail A Shares eight years after the date of purchase, Retail B Shares issued in connection with The Pillar Funds reorganization will automatically convert to Retail A Shares eight years after the date of purchase of the Pillar Fund Class B Shares held prior to the reorganization, and Prime B Shares will automatically convert to Prime A Shares eight years after the date of purchase. Prior to June 26, 2001, the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares.


2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities other than money market securities. The Trust currently does not amortize premiums and discounts on fixed income securities. Accordingly, those Funds affected will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The Funds will adjust net investment income and offset such adjustment to unrealized appreciation (depreciation) on securities, as a result of which there will not be any impact on total net assets. At this time, the Trust has not completed its analysis of this adjustment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.


  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Trust has been advised by the Investment Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees of the Trust, it intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. (See Note 4.)

  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc.
(the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. Prior to May 31, 2001, PFPC Inc. received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

  In addition, PFPC Inc. also provides certain fund accounting, custody, administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net assets attributable to Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2001, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                             SERVICES           12B-1 PLAN
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Short-Term Bond Fund ...... $ 37,741      $ 1,751      $  7,622
Intermediate Government
  Income Fund .............   72,351        3,827        16,758
High Quality Bond Fund ....   52,592       11,394        50,794



  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets attributed to each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for share-

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

holder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets attributable to Prime B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2001, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                              PRIME A      PRIME B   SHARES PLAN
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        -----------   --------   ------------
High Quality Bond Fund ...   $    90      $   750      $  2,262



  The Trust adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The BKB Plan provided compensation to institutions (including Fleet Bank and its affiliates) which provided shareholder liaison and/or administrative support services to their customers who beneficially owned BKB Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, limited fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets attributable to BKB Shares beneficially owned by such customers. On June 26, 2001, BKB Shares of the Fund were converted into Retail A Shares of the same Fund. For the period November 1, 2000 through June 26, 2001, the Funds paid fees under the BKB Plan as follows:

                                             BKB
FUND                                        PLAN
----                                        ----
Short-Term Bond Fund                       $17,565
Intermediate Government Income Fund         10,064
High Quality Bond Fund                       6,988



  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. On June 26, 2001, BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were converted to Retail A Shares of the same Fund. For the year ended October 31, 2001 (the period November 1, 2000 through June 26, 2001 with respect to BKB Shares) transfer agent charges for each series were as follows:

FUND                       RETAIL A   RETAIL B   TRUST    BKB
----                       --------   --------   ------  -----
Short-Term Bond Fund ..... $34,331   $ 1,708  $ 26,365$ 18,244
Intermediate Government
  Income Fund ............  78,627     7,576    49,332   7,212
Corporate Bond Fund ......     N/A       N/A    41,147     N/A
High Quality Bond Fund ...  61,546    12,792   352,513   5,963



FUND                        PRIME A    PRIME B
----                        -------    -------
High Quality Bond Fund ...  $    70    $   248


  Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to September 8, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 2001, the Investment Advisor and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                    EXPENSES
FUND                             FEES WAIVED       REIMBURSED
----                             -----------       ----------
Short-Term Bond Fund .......... $    305,470     $     17,565
Intermediate Government
  Income Fund .................    1,066,733            8,539
Corporate Bond Fund ...........      216,801               --
High Quality Bond Fund ........    1,417,933            6,988

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-six classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. On June 26, 2001, BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds were converted into Retail A Shares of the same Funds.

  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2001 were as follows:

                                                  PURCHASES
                                       --------------------------------
FUND                                    GOVERNMENT            OTHER
----                                   ------------        ------------
Short-Term Bond Fund ...............  $ 52,996,518          $71,300,139
Intermediate Government
  Income Fund ......................   294,089,828          150,769,912
Corporate Bond Fund ................    57,457,730           46,871,458
High Quality Bond Fund .............   577,926,563          518,379,579


                                                  SALES
                                       --------------------------------
FUND                                    GOVERNMENT            OTHER
----                                   ------------        ------------
Short-Term Bond Fund ...............  $ 59,693,830          $63,652,170
Intermediate Government
  Income Fund ......................   320,686,460          120,556,527
Corporate Bond Fund ................    48,702,476           32,588,671
High Quality Bond Fund .............   570,342,394          317,186,058



  The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 2001 for each Fund is as follows:

FUND                                APPRECIATION    (DEPRECIATION)
----                                ------------    --------------
Short-Term Bond Fund ............  $   4,062,507     $     (4,457)
Intermediate Government
  Income Fund ...................     31,285,244         (373,584)
Corporate Bond Fund .............      5,924,313         (563,338)
High Quality Bond Fund ..........     50,919,862         (464,521)


FUND                                     NET             COST
----                                     ---             ----
Short-Term Bond Fund ............  $   4,058,050     $ 137,122,152
Intermediate Government
  Income Fund ...................     30,911,660       529,458,694
Corporate Bond Fund .............      5,360,975       115,932,465
High Quality Bond Fund ..........     50,455,341       847,611,146

7.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the Funds and other participating funds at the end of each calendar quarter.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


8.   ACQUISITION OF BOSTON 1784 FUNDS

  At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Boston 1784 Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Pursuant to the Boston 1784 Agreement, (i) all of the assets and liabilities of the Boston 1784 Short-Term Income Fund were transferred to the Galaxy Short-Term Bond Fund in exchange for 11,061,444 Trust Shares and 2,139,391 BKB Shares of the Galaxy Short-Term Bond Fund, (ii) all of the assets and liabilities of the Boston 1784 Government Medium-Term Income Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 23,087,034 Trust Shares and 1,590,933 BKB Shares of the Galaxy Intermediate Government Income Fund, and (iii) all of the assets and liabilities of the Boston 1784 Income Fund were transferred to the Galaxy High Quality Bond Fund in exchange for 28,577,262 Trust Shares and 1,055,977 BKB Shares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Depreciation associated with the transaction:



                                                        BEFORE                              AFTER
                                                      ACQUISITION                        ACQUISITION
                                          ---------------------------------------     -----------------
                                              GALAXY              BOSTON 1784              GALAXY
                                            SHORT-TERM            SHORT-TERM             SHORT-TERM
                                             BOND FUND            INCOME FUND             BOND FUND
                                          -----------------     -----------------     -----------------
Net Assets ...........................    $      49,608,273     $     129,120,201     $     178,728,474
Shares Outstanding                                5,071,839            13,077,958            18,272,674
Net Asset Value, per share ...........    $              --     $            9.87     $              --
Trust Net Asset Value, per share .....    $            9.78     $              --     $            9.78
BKB Net Asset Value, per share .......    $              --     $              --     $            9.78
Unrealized Depreciation ..............    $       (670,939)     $     (1,085,356)     $     (1,756,295)


                                                          BEFORE                            AFTER
                                                        ACQUISITION                      ACQUISITION
                                          ---------------------------------------     -----------------
                                               GALAXY              BOSTON 1784             GALAXY
                                            INTERMEDIATE           GOVERNMENT           INTERMEDIATE
                                             GOVERNMENT            MEDIUM-TERM           GOVERNMENT
                                             INCOME FUND           INCOME FUND           INCOME FUND
                                          -----------------     -----------------     -----------------
Net Assets ...........................    $     287,099,811     $     242,811,936     $     529,911,747
Shares Outstanding                               29,180,792            26,322,070            53,858,820
Net Asset Value, per share ...........    $              --     $            9.22     $              --
Trust Net Asset Value, per share .....    $            9.84     $              --     $            9.84
BKB Net Asset Value, per share .......    $              --     $              --     $            9.84
Unrealized Depreciation ..............    $     (3,901,428)     $     (4,005,695)     $     (7,907,123)



                                                          BEFORE                            AFTER
                                                        ACQUISITION                      ACQUISITION
                                          ---------------------------------------     -----------------
                                               GALAXY                                      GALAXY
                                            HIGH QUALITY           BOSTON 1784          HIGH QUALITY
                                              BOND FUND            INCOME FUND            BOND FUND
                                          -----------------     -----------------     -----------------
Net Assets ...........................    $     292,504,935     $     303,271,793     $     595,776,728
Shares Outstanding ...................           28,580,598            31,680,604            58,213,837
Net Asset Value, per share ...........    $              --     $            9.57     $              --
Trust Net Asset Value, per share .....    $           10.23     $              --     $           10.23
BKB Net Asset Value, per share .......    $              --     $              --     $           10.23
Unrealized Depreciation ..............    $     (7,099,028)     $     (3,733,913)     $    (10,832,941)


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

9.   ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar Intermediate-Term Government Securities Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 62,715 Retail A Shares and 1,845,270 Trust Shares of the Galaxy Intermediate Government Income Fund, and
(ii) all of the assets and liabilities of the Pillar Fixed Income Fund were transferred to the Galaxy High Quality Bond Fund in exchange for 281,189 Retail A Shares, 17,925,356 Retail B Shares and 574,735 Trust Shares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:


                                                          BEFORE                            AFTER
                                                        ACQUISITION                      ACQUISITION
                                          ---------------------------------------     -----------------
                                               GALAXY                PILLAR                GALAXY
                                            INTERMEDIATE        INTERMEDIATE-TERM       INTERMEDIATE
                                             GOVERNMENT            GOVERNMENT            GOVERNMENT
                                             INCOME FUND         SECURITIES FUND         INCOME FUND
                                          -----------------     -----------------     -----------------
Net Assets ...........................    $     526,479,871     $      19,865,587     $     546,345,458
Shares Outstanding ...................           50,564,442             1,920,726            52,472,427
Retail A /Class A
  Net Asset Value, per share .........    $           10.41     $           10.34     $           10.41
Trust /Class I
  Net Asset Value, per share .........    $           10.41     $           10.34     $           10.41
Unrealized Appreciation ..............    $      17,084,391     $         381,617     $      17,466,008



                                                          BEFORE                            AFTER
                                                        ACQUISITION                      ACQUISITION
                                          ---------------------------------------     -----------------
                                               GALAXY                                      GALAXY
                                            HIGH QUALITY          PILLAR FIXED          HIGH QUALITY
                                              BOND FUND            INCOME FUND            BOND FUND
                                          -----------------     -----------------     -----------------
Net Assets ...........................    $     658,197,828     $     204,516,896     $     862,714,724
Shares Outstanding                               60,447,018            19,508,380            79,228,298
Retail A/Class A
  Net Asset Value, per share .........    $           10.89     $           10.47     $           10.89
Retail B/Class B
  Net Asset Value, per share .........    $           10.89     $           10.51     $           10.89
Trust /Class I
  Net Asset Value, per share .........    $           10.89     $           10.48     $           10.89
Unrealized Appreciation ..............    $      21,287,965     $       6,833,393     $      28,121,358


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

10.  CAPITAL LOSS CARRYFORWARDS

  At October 31, 2001, the following Funds had capital loss carryforwards:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Short-Term Bond Fund ......... $ 3,125,222       2002
                                 1,516,262       2003
                                    10,917       2004
                                     9,409       2005
                                   114,406       2006
                                 1,642,976       2007
                                   517,428       2008
Intermediate Government
  Income Fund ................  14,208,971       2002
                                 5,277,625       2003
                                 2,682,632       2004
                                 1,373,737       2006
                                 7,037,128       2007
                                 3,074,162       2008
Corporate Bond Fund ..........     969,306       2003
                                   450,363       2005
                                   662,376       2007
                                   690,266       2008
High Quality Bond Fund .......   5,317,205       2007
                                 4,160,920       2008



  The availability of a portion of these capital loss carryforwards ($1,574,872 with respect to the Intermediate Government Income Fund and $2,860,138 with respect to the High Quality Bond Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

11.  RECLASSIFICATION OF ACCOUNTS

  During the year ended October 31, 2001, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to capital loss carryforwards from The Pillar Funds, paydown reclassifications, market discount reclassifications and expired capital loss carryforwards. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                              UNDISTRIBUTED
                                            (OVERDISTRIBUTED)   ACCUMULATED
                                             NET INVESTMENT     NET REALIZED
FUND                        PAID-IN CAPITAL      INCOME         GAIN (LOSS)
----                        ---------------      ------         -----------
Short-Term
 Bond Fund .................  (1,532,651)        81,383           1,451,268
Intermediate Government
 Income Fund ...............   1,574,871        315,497          (1,890,368)
Corporate Bond Fund ........          --         27,884             (27,884)
High Quality
 Bond Fund .................   2,900,558        297,182          (3,197,740)


12.  TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2001, the following Funds earned income from direct obligations of the U.S. Government:

                                        U.S. GOVERNMENT
FUND                                        INCOME
----                                       ---------
Short-Term Bond Fund .....................      9.97%
Intermediate Government Income Fund ......     26.06%
Corporate Bond Fund ......................     12.98%
High Quality Bond Fund ...................      1.08%


  Appropriate tax information detailing U.S. Government income percentages on a calender-year basis will accompany each shareholder's year-end statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatments

13.  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

  A Special Meeting of Shareholders of each Fund was held on June 15, 2001, as reconvened on June 22, 2001, July 20, 2001, August 17, 2001, September 7, 2001 and September 26, 2001, at which shareholders voted on the proposals described below. The following were the results of the vote:

A.   PROPOSALS APPROVED BY SHAREHOLDERS

     The following proposals were approved by shareholders:

1. To approve the proposed changes to the following fundamental investment limitations:

  SHORT-TERM BOND FUND

                             FOR              AGAINST        ABSTAIN
                            -----             -------        -------
a) borrowing, pledging
and issuance of
senior securities ....   7,727,459.194      42,743.033      173,949.448
b) issuer
concentration ........   7,729,370.787      40,831.440      173,949.448
c) industry
concentration ........   7,731,322.177      38,880.050      173,949.448
d) lending ...........   7,731,322.177      38,880.050      173,949.448
e) underwriting of
securities ...........   7,731,322.177      38,880.050      173,949.448
f) real estate
transactions .........   7,731,322.177      38,880.050      173,949.448
g) commodity
transactions .........   7,731,322.177      38,880.050      173,949.448

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  INTERMEDIATE GOVERNMENT INCOME FUND

                             FOR              AGAINST        ABSTAIN
                            -----             -------        -------
a) borrowing, pledging
and issuance of
senior securities ..... 44,268,003.042      64,386.871      280,545.555
b) issuer
concentration ......... 44,272,119.984      60,269.929      280,545.555
c) industry
concentration ......... 44,272,119.984      60,269.929      280,545.555
d) lending ............ 44,273,933.401      58,456.512      280,545.555
e) underwriting of
securities ............ 44,274,145.994      58,243.919      280,545.555
f) real estate
transactions .......... 44,272,119.984      60,269.929      280,545.555
g) commodity
transactions .......... 44,270,914.391      61,475.522      280,545.555

  CORPORATE BOND FUND

                             FOR              AGAINST        ABSTAIN
                            -----             -------        -------
a) borrowing, pledging
and issuance of
senior securities .....  8,416,688.011      31,604.319       10,019.933
b) issuer
concentration .........  8,416,688.011      31,604.319       10,019.933
c) industry
concentration .........  8,416,688.011      31,604.319       10,019.933
d) lending ............  8,416,265.374      32,026.956       10,019.933
e) underwriting of
securities ............  8,421,688.011      26,604.319       10,019.933
f) real estate
transactions ..........  8,416,688.011      31,604.319       10,019.933
g) commodity
transactions ..........  8,416,688.011      31,604.319       10,019.933

  HIGH QUALITY BOND FUND

                             FOR              AGAINST        ABSTAIN
                            -----             -------        -------
a) borrowing, pledging
and issuance of
senior securities ..... 44,904,000.645      201,268.246      199,605.839
b) issuer
concentration ......... 44,904,000.645      201,268.246      199,605.839
c) industry
concentration ......... 44,903,279.921      201,988.970      199,605.839
d) lending ............ 44,901,553.930      203,714.961      199,605.839
e) underwriting of
securities ............ 45,015,474.871       89,794.020      199,605.839
f) real estate
transactions .......... 44,900,329.505      204,939.386      199,605.839
g) commodity
transactions .......... 44,904,000.645      201,268.246      199,605.839


2. To approve proposed changes to the following fundamental investment limitations, including a change to make all such limitations non-fundamental:

  SHORT-TERM BOND FUND

                                FOR              AGAINST        ABSTAIN
                               -----             -------        -------
a) illiquid securities .... 7,719,969.413      43,337.408    180,844.854
b) purchasing securities
on margin, short sales
and short positions ....... 7,722,117.403      41,189.418    180,844.854
c) put, call, straddle and
spread transactions ....... 7,720,166.013      43,140.808    180,844.854
d) investing in companies
for the purpose of
exercising management
or control ................ 7,719,969.413      43,337.408    180,844.854
e) purchasing securities
of other investment
companies ................. 7,722,117.403      41,189.418    180,844.854

  INTERMEDIATE GOVERNMENT INCOME FUND

                                FOR              AGAINST        ABSTAIN
                               -----             -------        -------
a) illiquid securities .... 44,257,656.010      63,322.329     291,957.129
b) investment in
foreign securities ........ 44,257,656.010      63,322.329     291,957.129
c) purchasing securities
on margin, short sales
and short positions ....... 44,248,783.688      72,194.651     291,957.129
d) put, call, straddle and
spread transactions ....... 44,254,767.624      66,210.715     291,957.129
e) investing in companies
for the purpose of
exercising management
or control ................ 44,255,630.000      65,348.339     291,957.129
f) purchasing securities
of other investment
companies ................. 44,254,915.174      66,063.165     291,957.129

  CORPORATE BOND FUND

                                FOR              AGAINST        ABSTAIN
                               -----             -------        -------
a) illiquid securities ....  8,416,688.011      31,604.319      10,019.933
b) purchasing securities
on margin, short sales
and short positions .......  8,416,688.011      31,604.319      10,019.933
c) put, call, straddle and
spread transactions .......  8,416,688.011      31,604.319      10,019.933
d) investing in companies
for the purpose of
exercising management
or control ................  8,416,688.011      31,604.319      10,019.933
e) purchasing securities
of other investment
companies .................  8,416,688.011      31,604.319      10,019.933





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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

  HIGH QUALITY BOND FUND

                                   FOR             AGAINST          ABSTAIN
                                  -----            -------          -------
a) illiquid securities .....  44,890,682.600     212,631.842       201,560.288
b) investment in
foreign securities .........  44,890,088.561     213,225.881       201,560.288
c) purchasing securities
on margin, short sales
and short positions ........  44,888,235.885     215,078.557       201,560.288
d) put, call, straddle and
spread transactions ........  44,890,682.600     212,631.842       201,560.288
e) investing in companies
for the purpose of
exercising management
or control .................  44,890,682.600     212,631.842       201,560.288
f) purchasing securities
of other investment
companies ..................  44,886,921.122     216,393.320       201,560.288

B.   PROPOSALS NOT APPROVED BY SHAREHOLDERS

     The following proposals were not approved by shareholders due to failure to achieve a quorum:

1. To approve a new Distribution Plan with respect to Retail A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                  FOR            AGAINST          ABSTAIN
                                 -----           -------          -------
Short-Term
  Bond Fund ................   643,013.703      38,693.842      159,891.070
Intermediate
  Government Income
  Fund ..................... 1,732,682.409     120,356.916      400,688.313
High Quality
  Bond Fund ................ 1,205,470.979     138,190.972      215,473.219






                                        57


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                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy High Quality Bond Fund (four of the portfolios constituting The Galaxy Fund) (collectively, the "Funds") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended October 31, 1998 were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund, Galaxy Corporate Bond Fund and Galaxy High Quality Bond Fund portfolios of The Galaxy Fund at October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
December 11, 2001

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[GRAPHIC OMITTED]
GALAXY FUNDS LOGO

4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108






                                                               -----------------
                                                                       PRESORTED
                                                                        STANDARD
                                                                    POSTAGE PAID
                                                                  PERMIT NO. 105
                                                               NORTH READING, MA
                                                               -----------------


ABND (01/01/02)